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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
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☐	Preliminary Proxy Statement
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☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12
eCollege.com
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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Dear Stockholder:

        You are cordially invited to attend a Special Meeting of Stockholders (the "Special Meeting") of eCollege.com (the "Company"), which will be held on March 22, 2005, at 10:00 a.m., Central Standard Time, at One North LaSalle Street, Suite 1675, Chicago, Illinois 60602.

        The Special Meeting will be held for the following purposes: (i) to consider and vote upon a proposal to approve an amendment to the Company's 1999 Employee Stock Purchase Plan increasing the total number of shares authorized for issuance under the plan by 500,000 shares; (ii) to consider and vote upon a proposal to approve an amendment to the Company's 1999 Stock Incentive Plan increasing the total number of shares authorized for issuance under the plan by 2,200,000 shares; and (iii) to transact such other business as may properly come before the Special Meeting or any adjournment or postponement thereof.

        The enclosed Proxy Statement more fully describes the details of the business to be conducted at the Special Meeting. After careful consideration, the Company's Board of Directors has unanimously approved the proposals and recommends that you vote FOR each such proposal.

        After reading the Proxy Statement, please mark, date, sign and return the enclosed proxy card in the accompanying reply envelope as promptly as possible. If you decide to attend the Special Meeting and would prefer to vote in person, please notify the Secretary of the Company that you wish to vote in person and your proxy will not be voted. YOUR SHARES CANNOT BE VOTED UNLESS YOU MARK, SIGN, DATE AND RETURN THE ENCLOSED PROXY OR ATTEND THE SPECIAL MEETING IN PERSON.

        We look forward to seeing you at the Special Meeting.

Sincerely yours,

Oakleigh Thorne Chief Executive Officer and Chairman of the Board

Denver, Colorado
February 24, 2005

IMPORTANT

PLEASE MARK, DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT AS PROMPTLY AS POSSIBLE, IN THE ENCLOSED POSTAGE-PREPAID RETURN ENVELOPE, SO THAT IF YOU ARE UNABLE TO ATTEND THE SPECIAL MEETING, YOUR SHARES MAY BE VOTED.

eCollege.com
4900 South Monaco Street
Denver, Colorado 80237

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD MARCH 22, 2005

To the Stockholders of eCollege.com:

        NOTICE IS HEREBY GIVEN that the Special Meeting of Stockholders (the "Special Meeting") of eCollege.com, a Delaware corporation (the "Company"), will be held on March 22, 2005, at 10:00 a.m., Central Standard Time, at One North LaSalle Street, Suite 1675, Chicago, Illinois 60602, for the following purposes, as more fully described in the Proxy Statement accompanying this Notice:

  1.
  To consider and vote upon a proposal to approve an amendment to the Company's 1999 Employee Stock Purchase Plan increasing the total number of shares authorized for issuance under the plan by 500,000 shares;

  2.
  To consider and vote upon a proposal to approve an amendment to the Company's 1999 Stock Incentive Plan increasing the total number of shares authorized for issuance under the plan by 2,200,000 shares; and

  3.
  To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

        Only stockholders of record at the close of business on February 15, 2005 are entitled to notice of and to vote at the Special Meeting. The stock transfer books will not be closed between the record date and the date of the meeting. A list of stockholders entitled to vote at the Special Meeting will be available for inspection at the executive offices of the Company.

        All stockholders are cordially invited to attend the meeting in person. Whether or not you plan to attend, please mark, sign and return the enclosed proxy as promptly as possible in the envelope enclosed for your convenience. Should you receive more than one proxy because your shares are registered in different names and/or addresses, each proxy should be signed and returned to ensure that all your shares will be voted. You may revoke your proxy at any time prior to the Special Meeting. If you attend the Special Meeting and vote by ballot, your proxy will be revoked automatically and only your vote at the Special Meeting will be counted. The prompt return of your proxy card will assist us in preparing for the Special Meeting.

        We look forward to seeing you at the Special Meeting.

Sincerely yours,

Oakleigh Thorne Chief Executive Officer and Chairman of the Board

Denver, Colorado
February 24, 2005

ALL STOCKHOLDERS ARE CORDIALLY INVITED TO ATTEND THE SPECIAL MEETING IN PERSON. IN ANY EVENT, TO ENSURE YOUR REPRESENTATION AT THE SPECIAL MEETING, YOU ARE URGED TO VOTE, SIGN AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE IN THE POSTAGE-PREPAID ENVELOPE ENCLOSED FOR THAT PURPOSE.

eCollege.com
4900 South Monaco Street
Denver, Colorado 80237

PROXY STATEMENT
FOR THE SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD ON MARCH 22, 2005

General

        The enclosed proxy ("Proxy") is solicited on behalf of the Board of Directors of eCollege.com, a Delaware corporation (the "Company"), for use at the Special Meeting of Stockholders to be held on March 22, 2005 (the "Special Meeting"). The Special Meeting will be held at 10:00 a.m., Central Standard Time, at One North LaSalle Street, Suite 1675, Chicago, Illinois 60602. These proxy solicitation materials are being mailed on or about February 24, 2005 to all stockholders entitled to vote at the Special Meeting.

Voting

        The specific proposals to be considered and acted upon at the Special Meeting are summarized in the accompanying Notice and are described in more detail in this Proxy Statement. On February 15, 2005, the record date for the determination of stockholders entitled to notice of and to vote at the Special Meeting, 21,679,291 shares of the Company's common stock, $.01 par value, were issued and outstanding. No shares of the Company's preferred stock were outstanding. Each stockholder is entitled to one vote for each share of common stock held by such stockholder on February 15, 2005.

        All votes will be tabulated by the inspector of elections appointed for the meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes. Proposals 1 and 2, approving the issuance of additional shares of the Company's common stock under the Company's Employee Stock Purchase Plan and the Company's 1999 Stock Incentive Plan, respectively, will be decided by the affirmative vote of the holders of a majority of shares present in person or represented by proxy and entitled to vote on such matter. Abstentions and broker non-votes are counted as present for purposes of determining the presence or absence of a quorum for the transaction of business. Abstentions with will be treated as shares present or represented and entitled to vote on that matter and will thus have the same effect as negative votes. If shares are not voted by the broker who is the record holder of the shares, or if shares are not voted in other circumstances in which proxy authority is defective or has been withheld with respect to any matter, these non-voted shares are deemed not to be entitled to vote on the matter and accordingly are not counted for purposes of determining whether stockholder approval of that matter has been obtained.

Proxies

        If the enclosed form of proxy is properly signed and returned, the shares represented thereby will be voted at the Special Meeting in accordance with the instructions specified on that form. If no contrary instructions are given, the proxy will be voted FOR the approval of Proposals 1 and 2 described in the accompanying Notice and Proxy Statement and, with respect to any other proposals properly brought before the Special Meeting, as the Board of Directors recommends. You may revoke or change your Proxy at any time before the Special Meeting by filing with the Secretary of the Company, at the Company's principal executive offices, a notice of revocation or another signed proxy with a later date. You may also revoke your proxy by attending the Special Meeting and voting in person.

Solicitation

        The Company will bear the entire cost of solicitation, including the preparation, assembly, printing and mailing of this Proxy Statement, the proxy and any additional solicitation materials furnished to stockholders. Copies of solicitation materials will be furnished to brokerage houses, fiduciaries, and custodians holding shares in their names that are beneficially owned by others so that they may forward this solicitation material to such beneficial owners. The original solicitation of proxies by mail may be supplemented by a solicitation by telephone, telegram, or other means by directors, officers or employees. Such individuals, however, will not be compensated by the Company for those services. The Company does not presently intend to solicit proxies other than by mail.

PROPOSAL NO. 1

APPROVAL OF AMENDMENT TO 1999 EMPLOYEE STOCK PURCHASE PLAN

General

        The Company's stockholders are being asked to approve an amendment to the Company's 1999 Employee Stock Purchase Plan (as previously amended, the "Purchase Plan") to increase the total number of shares authorized for issuance under the plan by 500,000 shares. The Board of Directors adopted the amendment on February 15, 2005, subject to stockholder approval. The Company believes that an adequate reserve of shares available for issuance under the Purchase Plan will assist the Company in attracting and retaining key personnel. As of February 15, 2005, the Company had 59,250 shares of common stock available for issuance under the Purchase Plan. As of such date, the closing per share price for the Company's common stock on the Nasdaq National Market was $11.28, and all shares of common stock available for issuance under the Purchase Plan were worth $668,340.

        The purpose of the Purchase Plan is to provide an incentive to employees to acquire stock in the Company. The Board of Directors believes that if employees own Company stock, they are more motivated to use their best efforts on the Company's behalf.

        The following is a summary of some of the terms of the amended Purchase Plan and is qualified in its entirety by, and made subject to, the entire Purchase Plan (as proposed to be amended), attached hereto as Appendix A.

Description of the Amended Purchase Plan

  Administration

        The Board of Directors, through its Compensation Committee, administers the Purchase Plan and has the full authority to both interpret and construe any provision of the Purchase Plan and the rights granted under it as the Board of Directors may deem necessary to comply with the requirements of Section 423 of the Internal Revenue Code of 1986, as amended. The Board of Directors may amend the Purchase Plan at any time, subject to applicable laws and regulations, to be effective following the close of a purchase interval. However, in no event may the Board of Directors effect any of the following amendments or revisions to the Purchase Plan without the approval of the Company's stockholders: (a) increase the number of shares of common stock issuable under the Purchase Plan or the maximum number of shares purchasable per participant on any purchase date, except permissible adjustments in the event of certain changes in the Company's capitalization, (b) alter the purchase price formula so as to reduce the purchase price payable for the shares of common stock purchasable under the Purchase Plan, or (c) modify eligibility requirements for participation in the Purchase Plan.

  Share Reserve and Amendment

        As of February 15, 2005, 666,667 shares of common stock have been authorized for issuance over the term of the Purchase Plan, and of such amount, 607,417 shares of common stock have already been issued under the Purchase Plan. If Proposal No. 1 is approved by stockholders, the number of shares authorized for issuance under the Purchase Plan will be increased by 500,000. In the event any change is made to the outstanding shares of common stock by reason of a recapitalization, stock dividend, stock split, combination of shares, exchange of shares or other change in corporate structure effected without the Company's receipt of consideration, appropriate adjustments will be made to (a) the maximum number and/or class of securities issuable under the Purchase Plan, (b) the maximum number and/or class of securities purchasable per participant and in the aggregate on any one purchase date, and (c) the number and/or class of securities and the price per share in effect under each outstanding purchase right. Such adjustments will be made in order to prevent the dilution or enlargement of benefits under the Purchase Plan.

  Eligibility

        Generally, an employee who is employed by the Company (or by any subsidiary) at least twenty (20) hours per week and at least five (5) months per calendar year is eligible to participate in the Purchase Plan. However, an employee will not be eligible to participate in the Purchase Plan if immediately after the grant of a purchase right, such employee would own, directly or indirectly, stock possessing five percent (5%) or more of the total combined voting power of all classes of stock of the Company or any subsidiary. As of February 15, 2005, 439 employees were eligible to participate in the Purchase Plan.

        Shares of common stock of the Company are offered for purchase under the Purchase Plan through a series of offering periods. The current offering period has been in effect since May 1, 2003 and will end on April 29, 2005. Effective May 1, 2005, each offering period will be of 12 months duration and will run from the first business day of May in one year through the last business day of April in the following year. Employees become eligible to participate in the first offering period following the date they are employed by the Company (or a subsidiary). During offering periods, participants accrue the right to purchase common stock based upon how much of their earnings they elect to withhold under the Purchase Plan.

        Employees who participate in the Purchase Plan may elect to have up to fifteen percent (15%) of their gross earnings withheld and applied to the purchase of common stock on the last day of each offering period. The purchase price per share of common stock shall equal eighty-five percent (85%) of the lower of (a) the fair market value per share of common stock at the beginning of the offering period or (b) the fair market value per share of common stock at the applicable purchase date. Participants may end participation at any time prior to a purchase date during an offering period. In such event, the participant will no longer be eligible to participate in the Purchase Plan during the applicable offering period and may only re-join the Purchase Plan if such participant re-enrolls. Participation in the Purchase Plan automatically ends upon termination of employment with the Company. If a Purchase Plan participant becomes ineligible to participate, all payroll withholdings of such participant will be immediately refunded.

  Per Person Limitation

        No participant in the Purchase Plan may purchase more than 1,000 shares of common stock (increasing to 2,000 shares effective May 1, 2005) on any one purchase date, nor may the maximum number of shares purchased on any one purchase date by all participants exceed 166,667 shares in aggregate (increasing to 333,333 shares effective May 1, 2005), subject to periodic adjustments in the event of certain changes in the Company's capitalization. If the aggregate number of shares of common stock to be purchased pursuant to outstanding purchase rights on any particular date exceeds the number of shares available for issuance under the Purchase Plan, the Board of Directors will make a pro-rata allocation of the available shares on a uniform and nondiscriminatory basis, and excess payroll deductions of each participant will be refunded. No participant may accrue the right to purchase more than $25,000 worth of common stock (determined at the fair market value per share on the date the purchase right is granted) for each calendar year such rights are at any time outstanding.

  Stockholder Rights and Purchase Right Transferability

        A Participant has no stockholder rights with respect to shares subject to his/her outstanding purchase right until the shares are purchased on the participant's behalf in accordance with the provisions of the Purchase Plan. The participant's purchase right is exercisable only by the participant and is not assignable or transferable by the participant.

  Termination

        Unless sooner terminated by the Board of Directors, the Purchase Plan will terminate upon the earliest of (a) the last business day in October 2009, (b) the date on which all shares available for issuance under the Purchase Plan have been sold pursuant to purchase rights exercised under the Purchase Plan, or (c) the date on which all purchase rights are exercised in connection with certain changes in control or ownership of the Company.

  New Plan Benefits

        The benefits that might be received by employees under the amended Purchase Plan cannot be determined because the benefits depend upon the degree of participation by employees and the trading price of the common stock in future periods.

Federal Income Tax Consequences

        Purchase rights granted under the Purchase Plan are intended to qualify for favorable federal income tax treatment pursuant to the provisions of Section 423 of the Code. A participant will be taxed on the amounts withheld for the purchase of shares of common stock as if such amounts were actually received. Until the participant disposes of shares of common stock acquired under the Purchase Plan, no other event will trigger income tax due and owing.

        If the stock is disposed of at least two (2) years after the participant received the purchase right pursuant to which the stock was purchased and at least one (1) year after the stock is transferred to the participant, or if the participant dies while holding stock acquired under the Purchase Plan, then the lesser of (a) the excess of the fair market value of the stock at the time of such disposition or death over the purchase price or (b) the excess of the fair market value of the stock as of the date the purchase right was granted over the purchase price will be treated as ordinary income. Any additional gain or loss will be taxed as a long term capital gain or loss. The Company is not entitled to a corresponding deduction for the amount treated as ordinary income.

        If the stock is sold or disposed of before the expiration of either of the holding periods described above, then the excess of the fair market value of the stock on the purchase date over the purchase price will be treated as ordinary income at the time of such disposition. The balance of any gain will be treated as capital gain. The Company will be entitled to an income tax deduction equal to the amount of ordinary income recognized by the participant for such disposition. The deduction will in general be allowed for the taxable year of the Company in which such ordinary income is recognized by the participant.

Accounting Treatment

        Stock-based compensation is a critical accounting policy for our Company due primarily to the significant judgment required when estimating the fair value of the stock-based compensation awards, including the selection of a valuation method (e.g. Black-Scholes) and the underlying assumptions within such valuation (e.g. estimated lives outstanding and volatility of the awards). Currently, generally accepted accounting principles provide two methods for accounting for employee stock option plans and other employee stock-based compensation arrangements. The Company adopted Statement of Financial Accounting Standards ("SFAS") No. 123 "Accounting for Stock-Based Compensation" effective January 1, 2003 using the prospective method as described in SFAS No. 148 "Accounting for Stock-Based Compensation-Transition and Disclosure, an amendment of SFAS No. 123."

        Therefore, the Company recognizes stock-based compensation expense under the fair value-based method prescribed by SFAS No. 123. This method applies the provisions of SFAS No. 123 to all employee stock awards granted, modified, or settled after January 1, 2003, and accordingly, we recognized compensation expense for such awards made under the Purchase Plan in 2003 and 2004 and will continue to do so in the future. During 2004, the Company recognized $1,740,222 of compensation expense related to shares issued under the Purchase Plan. For purposes of this calculation, the fair values of shares issued under the Purchase Plan were estimated at the date of grant using the Black-Scholes option-pricing model. The Company issued 162,833 shares of common stock under the Purchase Plan in 2004 at an average purchase price of $5.75 per share.

Vote Required

        The affirmative vote of at least a majority of the shares of common stock present in person or represented by proxy at the Annual Meeting and entitled to vote is required for approval of this Proposal.

Recommendation of the Board of Directors

        The Board of Directors deems this Proposal to be in the best interests of the Company and its stockholders and recommends a vote "FOR" approval of such Proposal.

PROPOSAL NO. 2

APPROVAL OF AMENDMENT TO 1999 STOCK INCENTIVE PLAN

General

        The Company's stockholders are being asked to approve an amendment to the Company's 1999 Stock Incentive Plan (as previously amended and restated, the "Incentive Plan") to increase the total number of shares of common stock authorized for issuance under the Incentive Plan by 2,200,000 shares. The Board of Directors adopted the amendment to the Incentive Plan on February 15, 2005, subject to stockholder approval. Additional shares of common stock are needed for future grants of deferred stock units to non-employee directors, for future grants of stock appreciation rights to management employees and for future grants of stock options and restricted stock units to employees who do not receive stock appreciation rights, each as described below. As of February 15, 2005, the Company had 351,704 shares of common stock available for issuance under the Incentive Plan.

        On February 16, 2005, the Board of Directors amended the Incentive Plan to cease grants under the Automatic Option Grant Program described under the heading "Programs—Automatic Award Program" below.

        The following is a summary of some of the terms of the amended Incentive Plan and is qualified in its entirety by, and made subject to, the entire Incentive Plan (as proposed to be amended) attached hereto as Appendix B.

Description of the Amended Incentive Plan

  Administration

        The Incentive Plan currently consists of three separate equity incentive programs: (a) the Discretionary Option Grant Program, (b) the Stock Issuance Program, and (c) the Automatic Award Program for non-employee directors. Under the amendment to the Incentive Plan, further grants under the Automatic Award Program will cease. The Board of Directors has delegated the authority to administer the Discretionary Option Grant and Stock Issuance Programs to the Compensation Committee. However, the Board of Directors may at any time appoint a secondary committee of one or more directors to have separate but concurrent authority with the Compensation Committee to make option grants and stock issuances under those two programs to individuals other than executive officers and non-employee directors.

        The term "plan administrator," as used in this summary, will mean the Compensation Committee and any secondary committee, to the extent each such entity is acting within the scope of its administrative authority under the Incentive Plan.

  Share Reserve and Amendment

        As of February 15, 2005, 351,704 shares of common stock remain available for issuance over the term of the Incentive Plan. If Proposal No. 2 is approved by stockholders, an additional 2,200,000 shares will be authorized for issuance under the Incentive Plan. The shares of common stock issuable under the Incentive Plan may be drawn from shares of the Company's authorized but unissued common stock or from shares of common stock that the Company acquires, including shares purchased on the open market.

        Shares subject to any outstanding options under the Incentive Plan which expire or otherwise terminate prior to exercise in full will be available for subsequent issuance. Unvested shares issued under the Incentive Plan which the Company subsequently purchases, at the option exercise or direct issue price paid per share, pursuant to the Company's purchase rights under the Incentive Plan, will be added back to the number of shares reserved for issuance under the Incentive Plan and will accordingly be available for subsequent issuance. However, any shares subject to stock appreciation rights exercised under the Incentive Plan will not be available for reissuance.

  Changes in Capitalization

        In the event any change is made to the outstanding shares of common stock by reason of any recapitalization, stock dividend, stock split, combination of shares, exchange of shares or other change in corporate structure effected without the Company's receipt of consideration, appropriate adjustments will be made to (a) the maximum number and/or class of securities issuable under the Incentive Plan, (b) the maximum number and/or class of securities for which any one person may be granted stock options, separately exercisable stock appreciation rights and direct stock issuances under the Incentive Plan per calendar year, (c) the class of securities for which grants/issuances are subsequently to be made under the Automatic Award Program to new and continuing non-employee directors, and (d) the number and/or class of securities and the exercise price per share in effect under each outstanding option. Such adjustments will be designed to preclude any dilution or enlargement of benefits under the Incentive Plan or the outstanding options thereunder.

  Eligibility

        Employees, non-employee directors and independent consultants in the Company's service or in the service of its parent and subsidiaries (whether now existing or subsequently established) will be eligible to participate in the Discretionary Option Grant and Stock Issuance Programs.

        As of February 15, 2005, approximately 440 employees and four non-employee directors were eligible to participate in the Discretionary Option Grant and Stock Issuance Programs.

  Per Person Limitation

        No participant in the Incentive Plan may receive option grants, separately exercisable stock appreciation rights or direct stock issuances for more than 500,000 shares of common stock in total per calendar year, subject to adjustment for subsequent stock splits, stock dividends and similar transactions.

  Stockholder Rights and Option Transferability

        No optionee will have any stockholder rights with respect to the option shares until such optionee has exercised the option and paid the exercise price for the purchased shares. Options are not assignable or transferable other than by beneficiary designation, will or the laws of inheritance following the optionee's death. During the optionee's lifetime, incentive options may only be exercised by the optionee and non-statutory options may be transferred or assigned to (a) one or more members of the optionee's immediate family, (b) a trust or other entity in which the optionee or one or more family members hold more than 50% of the voting interests or (c) pursuant to a domestic relations order.

  Valuation

        The fair market value per share of common stock on any relevant date under the Incentive Plan is deemed to be equal to the closing selling price per share on that date on the Nasdaq National Market. On February 15, 2005, the fair market value per share of common stock determined on such basis was $11.28.

  Amendment and Termination

        The Board of Directors may amend or modify the Incentive Plan at any time, subject to any required stockholder approval pursuant to applicable laws and regulations. Unless sooner terminated by the Board of Directors, the Incentive Plan will terminate on the earliest of (a) September 16, 2009, (b) the date on which all shares available for issuance under the Incentive Plan have been issued as fully-vested shares or (c) the termination of all outstanding options in connection with certain changes in control or ownership of the Company.

  New Plan Benefits

        The benefits that might be received by outside directors and employees under the amended Incentive Plan cannot be determined because the benefits depend upon the number of outside directors sitting on the Board of Directors from time to time, the degree of participation by employees and the trading price of the common stock in future periods.

Programs

        The principal features of each program are described below.

  Discretionary Option Grant Program

        The plan administrator will have complete discretion under the Discretionary Option Grant Program to determine which eligible individuals are to receive option grants, the time or times when those grants are to be made, the number of shares subject to each such grant, the status of any granted option as either an incentive stock option or a non-statutory option under the federal tax laws, the vesting schedule (if any) to be in effect for the option grant and the maximum term for which any granted option is to remain outstanding.

        Each granted option will have an exercise price per share determined by the plan administrator, but the exercise price will not be less than one hundred percent of the fair market value of a share of common stock on the grant date. No granted option will have a term in excess of ten years. The shares subject to each option will generally vest in one or more installments over a specified period of service measured from the grant date. However, one or more options may be structured so that they will be immediately exercisable for any or all of the option shares. The shares acquired under such immediately exercisable options will be subject to repurchase by the Company, at the exercise price paid per share, if the optionee ceases service prior to vesting in those shares.

        Upon cessation of service, the optionee will have a limited period of time in which to exercise his or her outstanding options to the extent exercisable for vested shares. The plan administrator will have complete discretion to extend the period following the optionee's cessation of service during which his or her outstanding options may be exercised and/or to accelerate the exercisability or vesting of such options in whole or in part. Such discretion may be exercised at any time while the options remain outstanding, whether before or after the optionee's actual cessation of service.

        In the event there should occur a change in control of the Company, each outstanding option under the Discretionary Option Grant Program will automatically vest in full, unless assumed or otherwise continued in effect by the successor corporation or replaced with a cash incentive program which preserves the spread existing on the unvested option shares (the excess of the fair market value of those shares over the option exercise price payable for such shares) and provides for subsequent payout of that spread in accordance with the same vesting schedule in effect for those option shares. In addition, all outstanding repurchase rights will terminate upon a change of control of the Company, and underlying shares issued under the Discretionary Option Grant Program will immediately vest, except to the extent the Company's repurchase rights with respect to those shares are to be assigned to the successor corporation or otherwise continued in effect.

        A change in control will be deemed to occur upon (a) an acquisition of the Company by merger or asset sale, (b) the successful completion of a tender offer for more than 50% of the Company's outstanding voting stock or (c) a change in the majority of the Board of Directors effected through one or more contested elections for directorship.

  Stock Issuance Program

        Shares may be issued under the Stock Issuance Program at a price per share not less than their fair market value, payable in cash or through a full-recourse promissory note. Shares may also be issued as a bonus for past services without any cash outlay required of the recipient. Shares of common stock may also be issued under the program pursuant to share right awards that entitle the recipients to receive those shares upon the attainment of designated performance goals. The plan administrator has complete discretion under the program to determine which eligible individuals are to receive such stock issuances or share right awards, the time or times when those issuances or awards are to be made, the number of shares subject to each such issuance or award and the vesting schedule to be in effect for the stock issuance or share rights award.

        The shares issued may be fully and immediately vested upon issuance or may vest upon the completion of a designated service period or the attainment of pre-established performance goals. However, the plan administrator has the discretionary authority at any time to accelerate the vesting of any and all unvested shares outstanding under the program.

        Outstanding share right awards under the program will automatically terminate, and no shares of common stock will actually be issued in satisfaction of those awards, if the performance goals established for such awards are not attained. The plan administrator, however, has the discretionary authority to issue shares of common stock in satisfaction of one or more outstanding share right awards as to which the designated performance goals are not attained.

        Except as otherwise specified in an award, all outstanding repurchase rights will terminate upon a change in control, and all underlying shares issued under the Stock Issuance Program will immediately vest, except to the extent the Company's repurchase rights with respect to those shares are to be assigned to the successor corporation or otherwise continued in effect.

  Automatic Award Program

        Prior to the amendment ceasing future grants under the Automatic Award Program, this program provided that eligible non-employee directors received awards at the time they were initially appointed or elected to the Board and then annually received option grants for their participation on Board committees and for their service as a chairperson for a committee.

        The shares subject to the initial awards vest in a series of sixty successive monthly installments upon the director's completion of each month of Board service over the five-year period measured from the grant date. The shares subject to the annual option grants vest in twelve equal monthly installments upon such director's completion of each month of service over the one-year period measured from the option grant date. Each initial and annual option grant has a maximum term of six years, subject to earlier termination following the optionee's cessation of Board service.

        Each initial and annual option grant will be immediately exercisable for all of the option shares; however, any unvested shares purchased under these options will be subject to repurchase by the Company, at the exercise price paid per share, should the optionee cease Board service prior to vesting in those shares. The shares subject to each award granted under the Automatic Award Program immediately vest in full upon certain changes in control or ownership or upon the optionee's death or disability while a director. Following the optionee's cessation of Board service for any reason, each Automatic option grant will remain exercisable for up to twelve months and may be exercised during that time for any or all shares in which the optionee is vested at the time of such cessation of Board service. Each initial and annual option grant automatically includes a stock appreciation right that gives the holder, upon the successful completion of a hostile tender offer for more than 50% of the Company's outstanding voting securities or a change in a majority of the Board of Directors as a result of one or more contested elections for directorship, the right to surrender the option to the Company in return for a cash distribution equal to the excess of (a) the fair market value per share at the time the option is surrendered or, if greater, the tender offer price paid per share in the hostile take-over, over (b) the exercise price payable per share under the surrendered option. Each initial and annual option grant has an exercise price per share equal to the fair market value per share of common stock on the grant date.

        No further grants will be made under the Automatic Awards Program.

Special Features

  Acceleration of Vesting

        The plan administrator has complete discretion to grant one or more options under the Discretionary Option Grant Program which will become exercisable for all the option shares in the event the optionee's service with the Company or the successor entity is terminated (actually or constructively) within a designated period (not more than eighteen months) following a change in control transaction in which those options are assumed or otherwise continued in effect. The vesting of outstanding shares under the Stock Issuance Program may also be structured to accelerate upon similar terms and conditions.

        The plan administrator will have the discretion to structure one or more option grants under the Discretionary Option Grant Program so that those options will immediately vest upon a change in control, whether or not the options are to be assumed or otherwise continued in effect. The plan administrator may also structure stock issuances under the Stock Issuance Program so that those issuances will immediately vest upon a change in control.

  Financial Assistance

        The plan administrator may institute a loan program to assist one or more participants in financing the exercise of outstanding options under the Discretionary Option Grant Program or the purchase of shares under the Stock Issuance Program through full-recourse interest-bearing promissory notes. However, the maximum amount of financing provided any participant may not exceed the cash consideration payable for the issued shares plus all applicable taxes incurred in connection with the acquisition of those shares.

  Special Tax Election

        The plan administrator may provide one or more holders of options or unvested share issuances under the Incentive Plan with the right to have the Company withhold a portion of the shares otherwise issuable to such individuals in satisfaction of the withholding taxes to which such individuals become subject in connection with the exercise of those options or the vesting of those shares. Alternatively, the plan administrator may allow such individuals to deliver previously acquired shares of common stock in payment of such withholding tax liability.

  Limited Stock Appreciation Rights

        The plan administrator is authorized to issue stock appreciation rights (similar to the ones described under the Automatic Award Program heading) under the Discretionary Option Grant Program.

Directors Compensation

        If Proposal No. 2 is approved by stockholders, a portion of the authorized shares will be used to compensate non-employee directors. The principal features of the non-employee directors compensation plan are described below:

  Deferral of Cash Retainers

        Prior to 2005, our non-employee directors did not receive any cash compensation for serving on the Board of Directors. On February 16, 2005 the Board of Directors approved the eCollege.com 2005 Outside Directors Compensation Plan (the "Directors Compensation Plan"), which provides for the payment, beginning in 2005, of a $15,000 annual cash retainer to each non-employee director for services performed as a member of the Board of Directors. The Directors Compensation Plan also provides for the payment, beginning in 2005, of an annual cash retainer to each non-employee director for each committee of the Board of Directors on which he or she serves, as follows:

	Committee Member	Committee Chair
Audit Committee	$7,500	$15,000
Compensation Committee	$5,000	$10,000
Nominating Committee	$5,000	$7,500

        Each non-employee director may elect to defer all or a portion of the annual cash retainers payable to him or her in a particular year by filing with the Secretary of the Company a deferral election form on or before December 31 of the immediately preceding year. For an individual who becomes a non-employee director during a year, he or she may defer all or a portion of the annual cash retainers payable to him or her by filing a deferral election form within thirty days following the date on which he or she becomes a non-employee director. A non-employee director may not revoke or modify his or her deferral election during a year with respect to the cash retainers payable for that year. A non-employee director's deferral election will apply to the cash retainers payable in each subsequent year, unless the non-employee director modifies his or her current deferral election for a subsequent year by filing a new deferral election form on or before December 31 of the then-current year. A deferral election will terminate on the date the individual ceases to be a non-employee director.

        Each non-employee director who elects to defer his or her compensation will receive a grant of deferred stock units that are issued pursuant to the Stock Issuance Program established under the Incentive Plan. A deferred stock unit is a bookkeeping entry equal to the value of a share of common stock. These deferred stock units will be credited to a bookkeeping account called a "stock account" as of the date the compensation would otherwise have been payable to the non-employee director. The number of deferred stock units credited to a non-employee director's stock account will equal the amount of compensation he or she has deferred divided by the fair market value of a share of Common Stock on the day the compensation would otherwise have been paid to the non-employee director.

  Annual Awards

        Prior to 2005, pursuant to the Automatic Award Program established under the Incentive Plan, each non-employee director (other than Robert H. Mundheim and Jonathan Newcomb, each of whom had other compensation arrangements as described under "Executive Compensation and Related Information—Director Compensation" elsewhere in this Proxy Statement), when first elected or appointed to the Board of Directors, received a one-time grant of a non-statutory option valued at $125,000 as of the date of grant (the "Initial Director Option"). The shares subject to the Initial Director Option vest in equal monthly installments over a five-year period commencing on the date of grant. Each Initial Director Option has an exercise price equal to the fair market value of the common stock on the date of grant and a term of six years, subject to earlier termination if the optionee ceases to be a director. The Company did not grant any Initial Director Options in 2004. Also pursuant to the Automatic Award Program established under the Incentive Plan, on the first business day in January of each year prior to 2005, each non-employee member of a committee of the Board or Directors received, for each committee on which he or she then served, a non-statutory option valued at $5,000 as of the date of grant, and each non-employee committee chair received, for each committee that he or she then chaired, a non-statutory option valued at $5,000 as of the date of grant. The shares subject to these options vest in equal monthly installments over the one-year period beginning on the date of grant. Each such option has an exercise price equal to the fair market value of the common stock on the date of grant and a term of six years, subject to earlier termination if the optionee ceases to be a director. See "Executive Compensation and Related Information—Director Compensation" elsewhere in this Proxy Statement for additional details concerning the compensation paid by the Company to its outside directors.

        Under the amendment to the Incentive Plan, no further grants will be made under the Automatic Award Program. Instead, the Directors Compensation Plan provides that each individual who becomes a non-employee director on or after January 1, 2005 will receive a grant (an "Initial Grant") of 4,000 deferred stock units pursuant to the Stock Issuance Program established under the Incentive Plan on the first business day coinciding with or immediately following the date his or her service on the Board of Directors commences. The Initial Grant will be credited to the non-employee director's stock account. Individuals who were incumbent non-employee directors as of January 1, 2005 are not eligible to receive an Initial Grant. In addition, the Directors Compensation Plan provides that on the first business day in January of each year, each non-employee director will receive a grant (an "Annual Grant") of 2,000 deferred stock units pursuant to the Stock Issuance Program established under the Incentive Plan. With respect to the Company's current non-employee directors, Robert H. Mundheim will begin to receive Annual Grants in 2006 and Jack W. Blumenstein, Christopher E. Girgenti and Jeri L. Korshak will begin to receive Annual Grants in 2007. Individuals who become outside directors after January 1, 2005 will receive Annual Grants beginning in the year after the year in which service as a member of the Board of Directors commences. Annual Grants will be credited to the non-employee director's stock account. Initial Grants vest in monthly increments over a three-year period, subject to acceleration upon a change in control of the Company, and Annual Grants vest immediately upon grant.

        The value of a non-employee director's stock account will be distributed to him or her or, in the event of his or her death, to his or her beneficiary, as soon as administratively feasible after the date the individual ceases to be a non-employee director. A non-employee director's stock account will be paid in shares of common stock in a single lump sum.

Stock Appreciation Rights

        If Proposal No. 2 is approved by stockholders, a portion of the authorized shares will be used to issue Stock Appreciation Rights ("SARs") to the Company's executives and other management employments pursuant to the Stock Issuance Program established under the Incentive Plan. The principal features of the SARs program are described below:

        In September 2004, the Company granted to certain employees SARs with respect to a total of 1.1 million shares of common stock. The shares of common stock used for these SAR grants were shares then available for issuance under the Incentive Plan. The Company is planning to make a second grant of SARs totaling 1.1 million shares of common stock to substantially the same employees from the shares of common stock with respect to which the Company is requesting stockholder approval. As discussed below, these grants are intended to motivate and reward performance over a five year period, and absent promotions or special circumstances as determined by the Compensation Committee, the Company does not intend to issue additional equity compensation to these employees during the five year period.

        Assuming that the second grant occurs, the total outstanding SARs grants to employees will be as follows:

Employee	Title	Total Grant
Oakleigh Thorne	Chairman, CEO	420,000
Doug Kelsall	President, COO	300,000
Reid Simpson	CFO	180,000
Arthur Benjamin	Chairman, CEO—Datamark	150,000
Senior Vice Presidents		360,000
Others		790,000

        Generally, these SAR grants allow participants to earn a distribution of shares of common stock based on the appreciation in the share price over a five-year performance period that begins on the grant date. Each SAR grant is separated into five grant levels. A base price is assigned to the shares of common stock in each grant level. With respect to the grants that occurred in September 2004, for each share of common stock in the first grant level, the base price is equal to $9.72, which is 10% above the fair market value of the common stock on the grant date as determined by the Compensation Committee of the Board of Directors. With respect to the proposed second grant, the base price for each share of Common Stock in the first grant level will be 10% above the fair market value of the common stock on the grant date as determined by the Compensation Committee. The base price for each share of common stock in subsequent grant levels is equal to 10% above the base price of the shares of common stock in the immediately preceding grant level. Except in the case of a "change in corporate ownership" (as defined in each SAR award agreement), the number of shares of common stock that each participant will actually receive will depend on the performance of the share price over a five-year performance period beginning on the grant date. A participant will receive a distribution with respect to the shares of common stock in each grant level only if the average of the per share closing prices of the common stock over the final calendar quarter of the performance period exceeds the base price for those shares. Generally, each participant's distribution will be calculated by dividing (i) the total dollar gain on the shares of common stock in each grant level in excess of the base price at the end of the five-year performance period by (ii) the average of the per share closing prices of the common stock over the final calendar quarter of the performance period.

  Termination of Employment.

        A participant is generally entitled to receive a pro-rata distribution with respect to a SARs grant if his or her employment is terminated prior to the end of the five-year performance period applicable to such grant as a result of disability, death, involuntary termination by us without "cause" (as defined in each SAR award agreement) or termination by the participant with "good reason" (as defined in each SAR award agreement). The percentage of granted shares with respect to which a participant may receive a distribution will be based on the portion of the five-year performance period for which the participant was employed, and an equal percentage of SARs in each grant level will be used to determine the distribution. The number of shares of common stock that each participant will actually receive will depend on the actual performance of the share price at the end of the five-year performance period. If the participant's employment is terminated for any other reason prior to the end of the performance period, the participant will forfeit the right to receive a distribution.

  Change in Corporate Ownership.

        In the event of a change in corporate ownership, a participant will be entitled to receive a distribution with respect to a percentage of the shares of common stock granted to him or her, in accordance with the following schedule:

Date Change in Corporate Ownership Occurs	Percentage of SARs Used to Determine Distribution
September 13, 2004 ("First Grant Date")	50%
Between First Grant Date and 3rd anniversary of First Grant Date	Additional 1/36 each month
On 3rd anniversary of First Grant Date	100%

        The number of shares of common stock that each participant will actually receive will be based on the share price as of the date the change in corporate ownership occurs, and an equal percentage of SARs in each grant level will be used to determine the distribution. A participant will forfeit the right to receive a distribution with respect to the remaining percentage of the shares of common stock granted to him or her.

        Distributions to a participant in the event of a change in corporate ownership may be in cash or shares of common stock, as determined by the plan administrator.

  Timing of Distribution.

        A participant (including a participant whose employment terminated prior to the end of the five-year performance period in accordance with the provisions governing termination of employment, as described above) will receive a lump sum distribution of the shares of common stock to which he or she is entitled following the completion of the five-year performance period, or if earlier, upon a change in corporate ownership. However, a participant (including a participant whose employment terminated prior to the end of the five-year performance period) may elect to receive a distribution with respect to 10% of the shares of common stock he or she was granted after the third anniversary of the grant date and with respect to an additional 10% of the shares of common stock after the fourth anniversary of the grant date, as if the performance period ended on those dates. An equal percentage of shares of common stock in each grant level will be used to determine any distribution after the third or fourth anniversaries of the grant date. Any shares of common stock a participant receives after either the third or fourth anniversary of the grant date will be deducted from the number of shares of common stock he or she would be entitled to receive after the end of the five-year performance period. In addition, a participant may defer the receipt of the distribution of their shares of common stock via restricted stock or deferred share units.

  Possible Future Grants

        The Company may make additional SARs grants from time to time in the future in connection with new hires, promotions or other special circumstances as determined by the Compensation Committee. The base prices, vesting periods and other provisions of such grants will be determined by the Compensation Committee.

Other Awards

        If Proposal No. 2 is approved by stockholders, a portion of the authorized shares will be used to make future grants of stock options and restricted share units to employees who do not receive stock appreciation rights grants. Such grants may be made in connection with new hires, promotions or periodically to reward performance. In 2004, the Company granted 116,236 restricted stock units.

Federal Income Tax Consequences

  Option Grants

        Options granted under the Incentive Plan may be either incentive stock options that satisfy the requirements of Section 422 of the Internal Revenue Code or non-statutory options which are not intended to meet such requirements. The federal income tax treatment for the two types of options differs as follows:

        Incentive Options.    No taxable income is recognized by the optionee at the time of the option grant, and no taxable income is generally recognized at the time the option is exercised. The optionee will, however, recognize taxable income in the year in which the purchased shares are sold or otherwise made the subject of a taxable disposition. For federal tax purposes, dispositions are considered to be either qualifying or disqualifying. A qualifying disposition occurs if the sale or other disposition is made more than two years after the date the option for the shares involved in such sale or disposition is granted and more than one year after the date the option is exercised for those shares. If the sale or disposition occurs before these two requirements are satisfied, then a disqualifying disposition will result.

        Upon a qualifying disposition, the optionee will recognize long-term capital gain in an amount equal to the excess of (a) the amount realized upon the sale or other disposition of the purchased shares over (b) the exercise price paid for the shares. If there is a disqualifying disposition of the shares, then the excess of (1) the fair market value of those shares on the exercise date over (2) the exercise price paid for the shares will be taxable as ordinary income to the optionee. Any additional gain or loss recognized upon the disposition will be recognized as a capital gain or loss by the optionee.

        If the optionee makes a disqualifying disposition of the purchased shares, then the Company will be entitled to an income tax deduction, for the taxable year in which such disposition occurs, equal to the excess of (a) the fair market value of such shares on the option exercise date over (b) the exercise price paid for the shares. If the optionee makes a qualifying disposition, the Company will not be entitled to any income tax deduction.

        Non-Statutory Options.    No taxable income is recognized by an optionee upon the grant of a non-statutory option. The optionee will in general recognize ordinary income, in the year in which the option is exercised, equal to the excess of the fair market value of the purchased shares on the exercise date over the exercise price paid for the shares, and the optionee will be required to satisfy the tax withholding requirements applicable to such income.

        If the shares acquired upon exercise of the non-statutory option are unvested and subject to repurchase by the Company in the event of the optionee's termination of service prior to vesting in those shares, then the optionee will not recognize any taxable income at the time of exercise but will have to report as ordinary income, as and when the Company's repurchase right lapses, an amount equal to the excess of (a) the fair market value of the shares on the date the repurchase right lapses over (b) the exercise price paid for the shares. The optionee may, however, elect under Section 83(b) of the Internal Revenue Code to include as ordinary income in the year of exercise of the option an amount equal to the excess of (1) the fair market value of the purchased shares on the exercise date over (2) the exercise price paid for such shares. If the Section 83(b) election is made, the optionee will not recognize any additional income as and when the repurchase right lapses.

        The Company will be entitled to an income tax deduction equal to the amount of ordinary income recognized by the optionee with respect to the exercised non-statutory option. The deduction will in general be allowed for the taxable year of the Company in which such ordinary income is recognized by the optionee.

  Stock Appreciation Rights

        No taxable income is recognized upon receipt of a stock appreciation right. The holder will recognize ordinary income, in the year in which the stock appreciation right is exercised, in an amount equal to the excess of the fair market value of the underlying shares of common stock on the exercise date over the base price in effect for the exercised right, and the holder will be required to satisfy the tax withholding requirements applicable to such income.

        The Company will be entitled to an income tax deduction equal to the amount of ordinary income recognized by the holder in connection with the exercise of the stock appreciation right. The deduction will be allowed for the taxable year in which such ordinary income is recognized.

  Direct Stock Issuances

        The tax principles applicable to direct stock issuances under the Incentive Plan will be substantially the same as those summarized above for the exercise of non-statutory option grants.

  Deductibility of Executive Compensation

        Any compensation deemed paid by the Company in connection with the disqualifying disposition of incentive stock option shares, the exercise of non-statutory options with exercise prices equal to the fair market value of the option shares on the grant date or the exercise of stock appreciation rights will qualify as performance-based compensation for purposes of Code Section 162(m) provided the grant was approved by a committee comprised of two or more "outside directors." Therefore, this compensation will not have to be taken into account for purposes of the $1 million limitation per covered individual on the deductibility of the compensation paid to certain executive officers of the Company, and accordingly, should be deductible by the Company without limitation under Code Section 162(m).

  Code Section 409A

        To the extent awards under the Incentive Plan provide for the deferral of compensation, the Company intends that these awards will satisfy the requirements of Section 409A of the Internal Revenue Code.

Vote Required

        The affirmative vote of at least a majority of the shares of common stock present in person or represented by proxy and entitled to vote is required for approval of this Proposal.

Recommendation of the Board of Directors

        The Board of Directors deems this Proposal to be in the best interests of the Company and its stockholders and recommends a vote "FOR" approval of such Proposal.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

        The following table sets forth certain information known to the Company with respect to the beneficial ownership of its common stock as of February 15, 2005 (unless otherwise stated in the footnotes) by (i) each stockholder that the Company knows is the beneficial owner of more than 5% of the common stock, (ii) each director, (iii) each of the executive officers named in the Summary Compensation Table and (iv) all executive officers and directors as a group. Unless otherwise indicated, each of the security holders has sole voting and investment power with respect to the shares beneficially owned, subject to community property laws, where applicable. We received the information with respect to beneficial ownership from the respective stockholders.

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership		Percentage of Common Stock
Oakleigh Thorne	3,882,057	(1)	17.9%
Douglas H. Kelsall	374,373	(2)	1.7%
Arthur E. Benjamin	66,773	(3)	*
Robert S. Haimes	136,628	(4)	*
Matthew T. Schnittman	70,971	(5)	*
Blumenstein/Thorne Information Partners I, L.P.	2,622,975	(6)	12.1%
Jack W. Blumenstein	2,648,706	(7)	12.2%
Christopher E. Girgenti	31,069	(8)	*
Jeri L. Korshak	51,355	(9)	*
Robert H. Mundheim	79,004	(10)	*
Chilton Investment Company	2,154,220	(11)	9.9%
Gilder, Gagnon, Howe & Co.	1,435,981	(12)	6.6%
Federated Investors, Inc.	1,410,315	(13)	6.5%
Tiger Technology Management LLC	1,800,000	(14)	8.3%
Oakleigh B. Thorne	722,222	(15)	3.3%
All executive officers and directors as a group (13 persons)	4,830,569	(16)	21.6%

*
Less than one percent.
(1)
Includes options to purchase 6,806 shares of the Company's common stock exercisable within 60 days of February 15, 2005; 2,011 shares of the Company's common stock issuable pursuant to a share right award; and an option grant to Blumenstein/Thorne Information Partners I, L.P., to purchase up to 44,240 shares of the Company's common stock at an exercise price of $3.875 per share. Also includes 2,578,735 shares beneficially owned by Blumenstein/Thorne Information Partners I, L.P., 75,955 shares owned by the Oakleigh Thorne Irrevocable GST Trust, 204,000 shares owned by the Oakleigh L. Thorne Trust U/A dated December 15, 1976, and 68,500 shares owned by the Oakleigh Thorne GST Trust III. Mr. Thorne is a co-President of Blumenstein/Thorne Information Partners L.L.C, the general partner of Blumenstein/Thorne Information Partners I, L.P. Mr. Thorne disclaims beneficial ownership of such shares, except to the extent of his pecuniary interest, if any. The address for Mr. Thorne is 4900 South Monaco Street, Denver, Colorado 80237.
(2)
Includes options to purchase 283,610 shares of the Company's common stock exercisable within 60 days of February 15, 2005 and 1,005 shares of the Company's common stock issuable pursuant to a share rights award. Also includes 4,500 shares held by Mr. Kelsall's spouse and 1,500 shares held by Mr. Kelsall's children. The address for Mr. Kelsall is 4900 South Monaco Street, Denver, Colorado 80237.

(3)
Includes 7,076 shares owned by the Gail L. and Arthur E. Benjamin Foundation. Mr. Benjamin disclaims any beneficial ownership of such shares, except to the extent of his pecuniary interest, if any. The address for Mr. Benjamin is 2305 Presidents Drive, Salt Lake City, Utah 84120.
(4)
Includes options to purchase 127,666 shares of the Company's common stock exercisable within 60 days of February 15, 2005 and 290 shares of the Company's common stock issuable pursuant to a share right award. The address for Mr. Haimes is 4900 South Monaco Street, Denver, Colorado 80237.
(5)
Includes options to purchase 63,888 shares of the Company's common stock exercisable within 60 days of February 15, 2005 and 1,813 shares of the Company's common stock issuable pursuant to a share right award. The address for Mr. Schnittman is 4900 South Monaco Street, Denver, Colorado 80237.
(6)
Includes a fully vested option to purchase up to 44,240 shares of the Company's common stock at an exercise price of $3.875 per share. The address for Blumenstein/Thorne Information Partners I, L.P. is P.O. Box 871, Lake Forest, Illinois 60045.
(7)
Consists of options to purchase 22,231 shares of the Company's common stock exercisable within 60 days of February 15, 2005 and a fully vested option granted to Blumenstein/Thorne Information Partners I, L.P. to purchase up to 44,240 shares of the Company's common stock at an exercise price of $3.875 per share. Also consists of 2,578,735 shares beneficially owned by Blumenstein/Thorne Information Partners I, L.P. and 3,500 shares owned by the Jack Wray Blumenstein Contributory IRA. Mr. Blumenstein is a co-President of Blumenstein/Thorne Information Partners L.L.C., the general partner of Blumenstein/Thorne Information Partners I, L.P. Mr. Blumenstein disclaims beneficial ownership of such shares, except to the extent of his pecuniary interest, if any. The address for Mr. Blumenstein is P.O. Box 871, Lake Forest, Illinois 60045.
(8)
Consists of options to purchase 31,069 shares of the Company's common stock exercisable within 60 days of February 15, 2005. The address for Mr. Girgenti is 1603 Orrington Avenue, Suite 1600, Evanston, Illinois 60201.
(9)
Includes options to purchase 50,355 shares of the Company's common stock exercisable within 60 days of February 15, 2005. The address for Ms. Korshak is c/o eCollege, 4900 South Monaco Street, Denver, Colorado 80237.
(10)
Includes options to purchase 38,004 shares of the Company's common stock exercisable within 60 days of February 15, 2005. The address for Mr. Mundheim is 599 Lexington Avenue, Room 1640, New York, New York 10022.
(11)
The address for Chilton Investment Company, Inc. is 1266 East Main Street, 7th floor, Stamford, Connecticut 06902-3550.
(12)
The address for Gilder, Gagnon, Howe & Company is 1775 Broadway, 26th floor, New York, New York 10019.
(13)
The address for Federated Investors, Inc. is 1001 Liberty Avenue, Pittsburgh, Pennsylvania 15222-3779.
(14)
The address for Tiger Technology Management LLC is 101 Park Avenue, 48th floor, New York, New York 10178-4700.
(15)
Excludes shares beneficially owned by Blumenstein/Thorne Information Partners I, L.P. Mr. Oakleigh B. Thorne is the beneficiary of a trust that is a limited partner in Blumenstein/Thorne Information Partners I, L.P. Mr. Oakleigh B. Thorne is the father of Oakleigh Thorne, the Company's Chief Executive Officer.
(16)
Includes 730,535 shares issuable upon the exercise of options exercisable within 60 days of February 15, 2005 and 5,353 shares of the Company's common stock issuable pursuant to share rights awards.

EXECUTIVE COMPENSATION AND RELATED INFORMATION

Summary Compensation

        The following table provides certain summary information concerning the compensation earned by the Company's Chief Executive Officer and each of the other four most highly compensated executive officers of the Company whose salary and bonus for the 2004 fiscal year was in excess of $100,000 for services rendered in all capacities to the Company for the last three fiscal years. No other executive officer(s) who would have otherwise been includible in such table on the basis of salary and bonus earned for the 2004 fiscal year has been excluded by reason of his or her termination of employment or change in executive status. The listed individuals will be hereinafter referred to as the "Named Executive Officers."

SUMMARY COMPENSATION TABLE

											Long Term Compensation Awards
		Annual Compensation
Name and Principal Position(s)								Other Annual Compensation($)			Restricted Stock Award(s)($)			Securities Underlying Options/SARs(#)		All Other Compensation($)
	Year	Salary($)			Bonus($)
Oakleigh Thorne Chief Executive Officer	2004 2003 2002	$ $	373,958 350,000 (1)		$	— 295,560 —	(2)	$ $ $	25,417 28,924 32,258	(3) (3) (3)	$	— 402,289 —	(2)	210,000 — 211,011	(4) (1)	— — —
Douglas H. Kelsall President and Chief Operating Officer	2004 2003 2002	$ $ $	285,416 250,000 199,167		$ $	— 174,671 75,850	(5)		— — —		$	— 232,389 —	(5)	150,000 — 30,000	(4)	— — —
Arthur E. Benjamin Executive Vice President of eCollege, Chairman and CEO of Enrollment Division	2004 2003 2002	$ $	240,295 37,653 —	(6)	$ $	89,295 55,590 —		$	— 402,840 —	(7)	$	— 1,626,750 —	(6)	75,000 — —	(4)	— — —
Robert S. Haimes Senior Vice President of Strategy	2004 2003 2002	$ $ $	203,350 187,200 185,100		$ $ $	42,050 82,219 55,411	(8)		— — —		$	— 71,855 —	(8)	60,000 — 7,500	(4)	— — —
Matthew Schnittman Executive Vice President and General Manager	2004 2003 2002	$ $ $	191,243 170,000 140,083		$ $ $	65,654 68,320 11,000	(9)		— — —		$ $	99,992 61,855 —	(10) (9)	60,000 — 10,000	(4)	— — —

(1)
Oakleigh Thorne has served as the Company's Chief Executive Officer since May 30, 2000. In lieu of an annual salary in 2002, Mr. Thorne was granted an option to purchase up to 101,156 shares of common stock at an exercise price of $4.49 per share. These options vested monthly in twelve equal installments beginning January 1, 2002 and were fully vested as of December 31, 2002. In addition, Mr. Thorne was granted an additional option to purchase up to 101,156 shares of common stock at an exercise price of $4.49 per share, of which options to purchase 74,855 shares were vested as of December 31, 2002 based on the Company meeting certain targets in its Corporate Bonus Plan for 2002. The remaining option shares were forfeited. On July 19, 2002, Mr. Thorne was granted an option to purchase 35,000 shares of common stock at an exercise price of $3.85 per share. One third of the options vested on August 1, 2003 and the balance vest in 24 equal monthly installments beginning September 1, 2003, provided Mr. Thorne continues in employment with the Company.
(2)
Pursuant to his employment agreement for 2003, on August 13, 2003, Mr. Thorne was granted a Share Rights Award of 24,129 shares of the Company's common stock under the Company's 1999 Stock Incentive Plan in consideration for his services to the Company. One third of the shares vested on July 1, 2004 and the balance vest in 8 successive equal quarterly installments beginning October 2004, provided Mr. Thorne continues in employment with the Company. The value of the Share Right Award as of December 31, 2004 was $274,105. Mr. Thorne received an additional bonus of $225,000, one half of which bonus was paid in cash and the remaining half was paid in the form of 5,594 share rights the value of which is $63,547 as of December 31, 2004. These share rights vest 100% on January 27, 2006, provided Mr. Thorne continues in employment with the Company.

(3)
Pursuant to his employment agreement, the Company paid $13,403 of Mr. Thorne's personal travel expenses in 2004, $14,884 in 2003 and $18,510 in 2003. In addition, the Company paid certain living expenses for Mr. Thorne, which totaled $12,014 in 2004, $14,040 in 2003 and $13,748 in 2002.
(4)
These stock appreciation rights were granted on September 13, 2004 and are exercisable on September 13, 2009. At such time, if the average fair market value per share of common stock for the three month period preceding the exercise date (the "Performance Period") exceeds the base price for a any such stock appreciation right, then the recipient person will be entitled to receive, for each such stock appreciation right, a distribution of shares of common stock with a value calculated by dividing (x) the excess of (A) the Performance Price over (B) the base price per stock appreciation right, by (y) the Performance Price. The recipient may elect to receive 10% of his or her distribution on each of September 13, 2007 and September 13, 2008. Subject to vesting provisions, the distribution will accelerate upon the occurrence of a change in control.
(5)
Douglas H. Kelsall has served as the Company's President and Chief Operating Officer since November 2003 and served as the Company's Executive Vice President from November 2000 to November 2003, as Chief Financial Officer and treasurer from September 1999 to May 2004 and as Secretary from November 2000 to July 2004. As a portion of his compensation for 2003, on August 13, 2003 Mr. Kelsall was granted a Share Rights Award of 12,064 shares of the Company's common stock under the Company's 1999 Stock Incentive Plan in consideration for his services to the Company. One third of the shares vest on July 1, 2004 and the balance will vest in 8 successive equal quarterly installments beginning October 2004, provided Mr. Kelsall continues in employment with the Company. The value of the Share Right Award as of December 31, 2004 was $137,047. Mr. Kelsall received an additional bonus of $175,000, one half of which was paid in cash and the remaining half was paid in the form of 4,351 share rights, the value of which was $49,427 as of December 31, 2004. These share rights vest 100% on January 27, 2006, provided Mr. Kelsall continues in employment with the Company.
(6)
Mr. Benjamin has served as the Company's Executive Vice President and Chairman and Chief Executive Officer of Datamark, the enrollment division of eCollege, since October 31, 2003. Mr. Benjamin's salary and bonus represents partial year compensation which on an annual basis would have been $255,918 and $55,590, respectively. Pursuant to his employment agreement with the Company, on October 31, 2003 Mr. Benjamin was granted a Share Rights Award of 75,000 shares of the Company's common stock under the Company's 1999 Stock Incentive Plan. The shares vest in 24 successive equal monthly installments beginning October 31, 2005. The value of the Share Right Award as of December 31, 2004 was $852,000.
(7)
In conjunction with the Datamark acquisition, Mr. Benjamin purchased, in a private placement, 36,000 unregistered shares of eCollege common stock at a price of $10.50 per share. The market value of the eCollege common stock on the date of purchase was $21.69.
(8)
Robert Haimes has served as the Company's Senior Vice President of Strategy since January of 2004, as Senior Vice President of Strategy and Market Communication from January 2003 to January 2004, as Senior Vice President of Market and Product Management from August 2001 to January 2003 and as Vice President of Marketing from November 1999 to August 2001. On August 13, 2003 Mr. Haimes was granted a Share Rights Award of 3,485 shares of the Company's common stock under the Company's 1999 Stock Incentive Plan in consideration for his services to the Company. One third of the shares vest on July 1, 2004 and the balance will vest in 8 successive equal quarterly installments beginning October 2004, provided Mr. Haimes continues in employment with the Company. The value of the Share Right Award as of December 31, 2004 was $39,589. Mr. Haimes received an additional bonus of $60,000, one half of which was paid in cash and the remaining half was paid in the form of 1,491 share rights, the value of which was $16,937 as of December 31, 2004. These share rights vest 100% on January 27, 2006, provided Mr. Haimes continues in employment with the Company.

(9)
Matthew Schnittman has served as the Company's Executive Vice President and General Manager of the eLearning Division since November of 2003, as Senior Vice President of Account Management from January 2003 to November 2003 and as Vice President of Professional Services from July 2001 to January 2003. On August 13, 2003 Mr. Schnittman was granted a Share Rights Award of 3,485 shares of the Company's common stock under the Company's 1999 Stock Incentive Plan in consideration for his services to the Company. One third of the shares vest on July 1, 2004 and the balance will vest in 8 successive equal quarterly installments beginning October 2004, provided Mr. Schnittman continues in employment with the Company. The value of the Share Right Award as of December 31, 2004 was $39,589. Mr. Schnittman received an additional bonus of $40,000, one half of which was paid in cash and the remaining half was paid in the form of 994 share rights, the value of which was $11,291 as of December 31, 2004. These share rights vest 100% on January 27, 2006, provided Mr. Schnittman continues in employment with the Company.
(10)
On April 7, 2004, Mr. Schnittman was granted a Share Rights Award of 4,570 shares of the Company's common stock under the Company's 1999 Stock Incentive Plan. One third of the shares vest on April 7, 2005 and the balance will vest in 8 successive equal quarterly installments beginning July 2005, provided Mr. Schnittman continues in employment with the Company. The value of the Share Right Award as of December 31, 2004 was $51,915.

Stock Appreciation Right Grants in Last Fiscal Year

        The following table provides information on the stock appreciation rights granted to the Named Executive Officers during the fiscal year ended December 31, 2004. All rights were granted under the Company's 1999 Stock Incentive Plan. No option grants were made to the Named Executive Officers during the 2004 fiscal year.

		Individual Grants			Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for SAR Term(1)
	Number of Securities Underlying SAR Granted($)	% of Total SARs Granted to Employees in Fiscal Year
Name			Exercise Price ($/Sh)	Expiration Date
					5%($)	10%($)
Oakleigh Thorne	210,000	19.1	(1)	9/13/09	90,059	496,379
Douglas H. Kelsall	150,000	13.6	(1)	9/13/09	64,328	354,556
Arthur E. Benjamin	75,000	6.8	(1)	9/13/09	32,164	177,278
Robert S. Haimes	60,000	5.5	(1)	9/13/09	25,731	141,823
Matthew T. Schnittman	60,000	5.5	(1)	9/13/09	25,731	141,823

(1)
These stock appreciation rights were granted on September 13, 2004 and are exercisable on September 13, 2009. At such time, the recipient will be entitled to receive a distribution of shares of common stock with a value calculated by dividing (x) the excess of (A) the Performance Price over (B) the base price per stock appreciation right, by (y) the Performance Price. Each stock appreciation right is divided into five (5) equal levels with an assigned base price to each level as follows: Level 1—$9.72, Level 2—$10.70, Level 3—$11.77, Level 4—$12.94 and Level 5—$14.24. The recipient person may elect to receive 10% of his or her distribution on each of September 13, 2007 and September 13, 2008. Subject to vesting provisions, the distribution will accelerate upon the occurrence of a change in control.
(2)
There can be no assurance provided to any executive officer or other holder of the Company's securities that the actual stock price appreciation over the stock appreciation rights term will be at the 5% and 10% levels or at any other level. Unless the market price of the Common Stock appreciates so that the Performance Price is higher than the base price, no value will be realized from these grants.

Aggregated Year-End Option and SAR Exercises and Values

        The following table provides information as to options and stock appreciation rights exercised and the value of outstanding options and stock appreciation rights held by the Named Executive Officers at December 31, 2004.

Aggregated Option/SAR Exercises in Last Fiscal Year and Fiscal Year-End Option/SAR Values

				Number of Securities Underlying Unexercised Options/SARs at December 31, 2004
							Value of Unexercised In-the- Money Options/SARs at December 31, 2004(1)
Name	Shares Acquired on Exercise	Value Realized
				Exercisable		Unexercisable	Exercisable		Unexercisable
Oakleigh Thorne	— 200,316	$	— 640,541	1,000,000 2,917	(2)	0 7,778/210,000	$ $	7,485,000 21,907	$ $	0 58,413/96,600
Douglas H. Kelsall	40,277		$511,317	280,277		6,667/150,000		$1,131,605		$50,736/69,000
Arthur E. Benjamin	—		—	—		/75,000		$—	$	/34,500
Robert S. Haimes	—		—	126,833		1,667/60,000		$520,224		$12,686/27,600
Matthew T. Schnittman	—		—	62,777		2,223/60,000		$446,608		$16,917/27,600

(1)
Whether an option/SAR is "in-the-money" is determined by subtracting the exercise price of the option (or base price of the SAR) from the closing price for the common stock as reported by the Nasdaq on December 31, 2004 ($11.36). If the amount is greater than zero, the option (or SAR) is "in-the-money."
(2)
Fully vested options granted to Blumenstein/Thorne Information Partners I, L.P., an investment fund affiliated with Mr. Thorne in lieu of salary, benefits and other compensation to Mr. Thorne in 2000 and 2001. Of these options for 1,000,000 shares, options for 200,000 shares have an exercise price of $3.875, the fair market value of the Company's common stock on date of grant; options for the remaining 800,000 shares have an exercise price of $3.875 based on the Company having met certain stock price performance criteria. Options for 955,760 of such shares were exercised on February 1, 2005.

Equity Compensation Plan Information

        The following table provides information relating to the Company's equity compensation plans as of the end of fiscal year 2004. The following table excludes all additional securities that are the subject of the amendments to the 1999 Stock Purchase Plan and the 1999 Stock Incentive Plan to be voted on at the Special Meeting.

Plan Category	Number of Securities to be Issued upon Exercise of Outstanding Options, Warrants and Rights		Weighted Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Future Issuance under Equity Compensation Plans (excluding securities reflected in column (a))
	(a)		(b)	(c)
Equity Compensation Plans approved by security holders:	2,601,935		$4.46	410,225
Equity Compensation Plans not approved by security holders:	1,005,806	(1)	$3.86	—

Total	3,607,741			410,225

(1)
Includes: (i) options to purchase up to 1,000,000 shares of the Company's common stock granted to Blumenstein/Thorne Information Partners I, L.P., an investment fund affiliated with Mr. Thorne.

  Options for 200,000 of these shares have an exercise price of $3.875, the fair market value of the Company's common stock on date of grant; options for the remaining 800,000 shares have an exercise price of $3.875 based on the Company having met certain stock price performance criteria. Options for 955,760 of such shares were exercised on February 1, 2005; and (ii) options to purchase up to 5,806 shares of the Company's common stock granted to Ms. Jeri L. Korshak for services rendered as a director of the Company from January 1, 2000 through December 31, 2000.

Employment Agreements

        The Company has entered into employment agreements with the Named Executive Officers. On August 10, 2004, the Company entered into new agreements with Messrs. Thorne and Kelsall. Mr. Thorne's agreement provides for an annual salary of $375,000 and bonus potential of 90% of base salary or $337,500. Mr. Kelsall's agreement provides for an annual salary of $300,000 and bonus potential of 75% of base salary or $225,000. Each agreement also provides that the employee is entitled to receive long-term equity compensation. For 2004, the agreements state that each of Mr. Thorne and Mr. Kelsall will be entitled to receive a specified percentage of the equity pool established under a new long-term equity plan as approved by the Compensation Committee. The agreements also provide that future long-term equity compensation will be determined by the Compensation Committee. In the event of termination by the Company without cause or by Mr. Thorne or Mr. Kelsall for good reason, Messrs. Thorne and Kelsall will receive severance payments equal to one year's salary, plus pro rata target bonus through the date of termination (assuming satisfaction of pro-rated performance objectives), plus one year's target bonus. In addition to severance, Messrs. Thorne and Kelsall will vest immediately in any equity incentives outstanding on the contract date that would otherwise vest within one year of the termination date. In the event of a termination without cause or for good reason within two years following a change in control, Messrs. Thorne and Kelsall will receive the severance described above plus an additional year of salary. The agreements provide that upon a change in control, all equity incentives held by Messrs. Thorne and Kelsall will vest, and all restrictions on their stock will lapse.

        Upon the closing of the Datamark acquisition, the Company entered into an employment agreement with Mr. Benjamin dated September 15, 2003. Mr. Benjamin's agreement provides for an annual salary of $225,000, a target bonus of 50% of base salary and additional potential up to 125% of 50% of base salary if targets are exceeded. During 2004 only, Mr. Benjamin was eligible for a "bridge bonus" of 50% of base salary if targets based on (i) 2004 financial results for the Enrollment Division and (ii) certain eCollege objectives set for the Enrollment Division were met; the bridge bonus could equal up to 125% of 50% of base salary if these targets were exceeded. In addition, Mr. Benjamin received 75,000 share rights. If Mr. Benjamin is terminated without cause or for good reason, he will receive severance equal to one year's salary plus his pro rata annual bonus through the date of termination, and vesting of his share rights will accelerate.

        On September 6, 2002, the Company entered into an employment agreement with Mr. Haimes. The Agreement provides for an annual salary (currently $210,000) and bonus potential of 40% of base salary or $84,000. The agreement also provides that Mr. Haimes may receive equity compensation from time to time as determined by the Compensation Committee or the Chief Executive Officer. In the event of a termination without cause, Mr. Haimes will receive six months' salary as severance.

        On July 31, 2002, the Company entered into an employment agreement with Mr. Schnittman. The Agreement provides for an annual salary (currently $200,000) and bonus potential of 60% of base salary or $120,000. The agreement also provides that Mr. Schnittman may receive equity compensation from time to time as determined by the Compensation Committee. In the event of a termination without cause, Mr. Schnittman will receive six months' salary as severance.

        Each of the contracts between the Company and its Named Executive Officers includes the following terms:

  •
  Standard benefits including vacation days, participation in a flexible reimbursement plan and medical/dental insurance;

  •
  Employment may be terminated by eCollege or employee at any time and for any reason;

  •
  Non-competition and non-solicitation provisions ranging from six months to two years from the date of separation;

  •
  Confidentiality provisions;

  •
  Assignment of ideas and inventions; and

  •
  Nondisparagement provisions.

Director Compensation

        All non-employee directors are reimbursed for their reasonable travel expenses incurred in connection with attending the Company's meetings. No cash payments for Board or committee service were made to any director during fiscal year 2004.

        On February 15, 2005, the Board of Directors approved a new compensation plan for outside directors as described below, which plan took effect on January 1, 2005. Pursuant to the Automatic Award Program established under the 1999 Stock Incentive Plan as previously in effect, each non-employee Board member elected as a non-employee director at the 2002 Annual Stockholders Meeting (other than Messrs. Mundheim and Newcomb), or first elected or appointed at any time after such meeting, received a one-time grant of a non-statutory option valued at $125,000 as of the date of grant (the "Initial Director Option"). The shares subject to the Initial Director Option vest in equal monthly installments over a five-year period commencing on the grant date. Each such option has an exercise price equal to the fair market value of the common stock on the date of grant and a term of six years, subject to earlier termination if the optionee ceases to be a director. On August 14, 2002, the Company granted an Initial Director Option to purchase 41,684 shares of common stock, at an exercise price of $4.00 per share, to each of Messrs. Blumenstein and Girgenti. The grant date of Ms. Korshak's Initial Director Option to purchase 50,927 shares was deemed to be January 2, 2002, for purposes of setting the exercise price of $2.95 per share and establishing the vesting scheudle for the option, based on her agreement to waive her 2002 option grant, pursuant to a previously-existing program, and her 2002 annual retainer fee for service on the Board of Directors and the Audit and Compensation Committees.

        Mr. Mundheim did not receive an Initial Director Option, due to a previous one-time option grant on April 23, 2001 to purchase 95,000 shares of common stock as compensation for his service as a director. The option is exercisable in sixty successive equal monthly installments upon Mr. Mundheim's completion of each month of Board service. The option was granted with an exercise price of $3.85, the fair market value on the date of grant. The option is subject to a special acceleration event if all three of the following events occur: i) Oakleigh Thorne no longer serves as Chairman of the Board, and ii) Oakleigh Thorne no longer serves as Chief Executive Officer of the Company, and iii) Oakleigh Thorne's replacement or replacements are not acceptable to Mr. Mundheim in his sole discretion ("Special Acceleration Event"). If the Special Acceleration Event occurs then 100% of the shares subject to the option held by Mr. Mundheim automatically vest so that such option shares will become fully vested and exercisable.

        Also pursuant to the 1999 Stock Incentive Plan as previously in effect, on the first business day in January of each year beginning in 2003, each non-employee member of a committee of the Board received, for each committee on which he or she served, a non-statutory option valued at $5,000 as of the date of grant and each non-employee committee chair received, for each committee he or she chaired, a non-statutory option valued at $5,000 as of the date of grant. The shares subject to these options vest in equal monthly installments over the one-year period beginning on the grant date. Each such option has an exercise price equal to the fair market value of the common stock on the date of grant and a term of six years, subject to earlier termination if the optionee ceases to be a director. On January 2, 2003, Directors Girgenti, Korshak and Mundheim were granted options to purchase 7,614, 5,076 and 7,614 shares of common stock, respectively, in consideration of their committee service. Such options have an exercise price of $3.50 per share. On January 2, 2004, Directors Girgenti, Korshak and Mundheim were granted options to purchase 1,224, 816 and 1,224 shares, respectively, in consideration of their committee service. Such options have an exercise price of $18.38 per share.

        Jonathan Newcomb served on the Board from January 26, 2004 until October 11, 2004 pursuant to a Consulting Agreement between the Company and Leeds Equity Advisers, Inc., of which Mr. Newcomb was a principal. Under this Consulting Agreement, which was executed in connection with the Company's acquistion of Datamark, Leeds was to received $200,000 per year for a period of five years, plus expenses for Mr. Newcomb's service on the Company's Board, which payments were in lieu of any director compensation to Mr. Newcomb, including but not limited to the Initial Director Option and options issued in connection with committee service. The Company paid Leeds $200,000 plus expenses of $6,145 in 2004 pursuant to the Consulting Agreement.

        On February 15, 2005 the Board of Directors approved the eCollege.com 2005 Outside Directors Compensation Plan (the "Directors Compensation Plan"), which provides for the payment, beginning in 2005, of a $15,000 annual cash retainer to each non-employee director for services performed as a member of the Board of Directors. The Directors Compensation Plan also provides for the payment, beginning in 2005, of an annual cash retainer to each non-employee director for each committee of the Board of Directors on which he or she serves, as follows:

	Committee Member	Committee Chair
Audit Committee	$7,500	$15,000
Compensation Committee	$5,000	$10,000
Nominating Committee	$5,000	$7,500

        Each non-employee director may elect to defer all or a portion of the annual cash retainers payable to him or her in a particular year and in such case the director will receive a grant of deferred stock units that are issued pursuant to the Stock Issuance Program established under the Incentive Plan. The number of deferred stock units credited to a non-employee director's stock account will equal the amount of compensation he or she has deferred divided by the fair market value of a share of Common Stock on the day the compensation would otherwise have been paid to the non-employee director.

        In addition to the cash retainers, the Directors Compensation Plan provides that each individual who becomes a non-employee director on or after January 1, 2005 will receive a grant of 4,000 deferred stock units on the first business day coinciding with or immediately following the date his or her service on the Board of Directors commences. The Company's current non-employee directors will not receive such grants. The Directors Compensation Plan also provides that on the first business day in January of each year, each non-employee director will receive a grant (an "Annual Grant") of 2,000 deferred stock units. With respect to the Company's current non-employee directors, Mr. Mundheim will begin to receive Annual Grants in 2006 and Messrs. Blumenstein and Girgenti and Ms. Korshak will begin to receive Annual Grants in 2007. Individuals who become outside directors after January 1, 2005 will receive Annual Grants beginning in the year after the year in which service as a member of the Board of Directors commenced. Initial Grants vest in monthly increments over a three-year period, subject to acceleration upon a change in control of the Company, and Annual Grants vest immediately upon grant.

STOCKHOLDER PROPOSALS FOR 2005 ANNUAL MEETING

        Stockholder proposals intended for presentation at the 2005 Annual Meeting of Stockholders must be received by the Secretary of the Company no earlier than the close of business on March 23, 2005 and no later than the close of business on April 22, 2005 if such proposals are to be considered timely for inclusion in the Company's proxy statement. In addition, the proxy solicited by the Board of Directors for the 2005 Annual Meeting of Stockholders will confer discretionary authority to vote on any stockholder proposal raised at the 2005 Annual Meeting of Stockholders that is not described in the 2005 proxy statement unless the Company has received notice of such proposal on or before the close of business on April 12, 2005. However, if the Company determines to change the date of the 2005 Annual Meeting of Stockholders so that it occurs more than 30 days prior to, or more than 60 days after, August 20, 2005, stockholder proposals intended for presentation at the 2005 Annual Meeting of Stockholders must be received by the Secretary of the Company no earlier than 90 days prior to the date of such annual meeting and no later than the later of 60 days prior to the date of such annual meeting or the tenth day following the date on which public announcement of such annual meeting is first made by the Company.

OTHER MATTERS

        The Company knows of no other matters that will be presented for consideration at the Special Meeting. If any other matters properly come before the Special Meeting, it is the intention of the persons named in the enclosed form of Proxy to vote the shares they represent as the Board of Directors may recommend. Discretionary authority with respect to such other matters is granted by the execution of the enclosed Proxy.

The Board of Directors of eCollege.com

Dated: February 24, 2005

APPENDIX A

eCollege.com
1999 EMPLOYEE STOCK PURCHASE PLAN

I.    PURPOSE OF THE PLAN

        This 1999 Employee Stock Purchase Plan is intended to promote the interests of eCollege.com, a Delaware corporation, by providing eligible employees with the opportunity to acquire a proprietary interest in the Corporation through participation in a payroll-deduction based employee stock purchase plan designed to qualify under Section 423 of the Code.

        Capitalized terms herein shall have the meanings assigned to such terms in the attached Appendix.

II.    ADMINISTRATION OF THE PLAN

        The Plan Administrator shall have full authority to interpret and construe any provision of the Plan and to adopt such rules and regulations for administering the Plan as it may deem necessary in order to comply with the requirements of Section 423 of the Code. Decisions of the Plan Administrator shall be final and binding on all parties having an interest in the Plan.

III.    STOCK SUBJECT TO PLAN

        A.    The stock purchasable under the Plan shall be shares of authorized but unissued or reacquired Common Stock, including shares of Common Stock purchased on the open market. The maximum number of shares of Common Stock which may be issued over the term of the Plan shall not exceed One Million (1,000,000) shares.

        B.    Should any change be made to the Common Stock by reason of any stock split, stock dividend, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the Corporation's receipt of consideration, appropriate adjustments shall be made to (i) the maximum number and class of securities issuable under the Plan, (ii) the maximum number and class of securities purchasable per Participant and in the aggregate on any one Purchase Date and (iii) the number and class of securities and the price per share in effect under each outstanding purchase right in order to prevent the dilution or enlargement of benefits thereunder.

IV.    OFFERING PERIODS

        A.    Shares of Common Stock shall be offered for purchase under the Plan through a series of successive offering periods until such time as (i) the maximum number of shares of Common Stock available for issuance under the Plan shall have been purchased or (ii) the Plan shall have been sooner terminated.

        B.    Each offering period shall be of such duration (not to exceed twenty-four (24) months) as determined by the Plan Administrator prior to the start date of such offering period. However, the initial offering period shall commence at the Effective Time and terminate on the last business day in October 2001. Subsequent offering periods shall commence as designated by the Plan Administrator.

        C.    Each offering period shall be comprised of a series of one or more successive Purchase Intervals. Purchase Intervals shall run from the first business day in May each year to the last business day in October of the same year and from the first business day in November each year to the last business day in April of the following year. However, the first Purchase Interval in effect under the initial offering period shall commence at the Effective Time and terminate on the last business day in April 2000.

        D.    Should the Fair Market Value per share of Common Stock on any Purchase Date within an offering period be less than the Fair Market Value per share of Common Stock on the start date of that offering period, then that offering period shall automatically terminate immediately after the purchase of shares of Common Stock on such Purchase Date, and a new offering period shall commence on the next business day following such Purchase Date. The new offering period shall have a duration of twenty (24) months, unless a shorter duration is established by the Plan Administrator within five (5) business days following the start date of that offering period.

V.    ELIGIBILITY

        A.    Each individual who is an Eligible Employee on the start date of an offering period under the Plan may enter that offering period on such start date or on any subsequent Semi-Annual Entry Date within that offering period, provided he or she remains an Eligible Employee.

        B.    Each individual who first becomes an Eligible Employee after the start date of an offering period may enter that offering period on any subsequent Semi-Annual Entry Date within that offering period on which he or she is an Eligible Employee.

        C.    The date an individual enters an offering period shall be designated his or her Entry Date for purposes of that offering period.

        D.    To participate in the Plan for a particular offering period, the Eligible Employee must complete the enrollment forms prescribed by the Plan Administrator (including a stock purchase agreement and a payroll deduction authorization) and file such forms with the Plan Administrator (or its designate) on or before his or her scheduled Entry Date.

VI.    PAYROLL DEDUCTIONS

        A.    The payroll deduction authorized by the Participant for purposes of acquiring shares of Common Stock during an offering period may be any multiple of one percent (1%) of the Cash Earnings paid to the Participant during each Purchase Interval within that offering period, up to a maximum of fifteen percent (15%). The deduction rate so authorized shall continue in effect throughout the offering period, except to the extent such rate is changed in accordance with the following guidelines:

          (i)    The Participant may, at any time during the offering period, reduce his or her rate of payroll deduction to become effective as soon as possible after filing the appropriate form with the Plan Administrator. The Participant may not, however, effect more than one (1) such reduction per Purchase Interval.

          (ii)   The Participant may, prior to the commencement of any new Purchase Interval within the offering period, increase the rate of his or her payroll deduction by filing the appropriate form with the Plan Administrator. The new rate (which may not exceed the fifteen percent (15%) maximum) shall become effective on the start date of the first Purchase Interval following the filing of such form.

        B.    Payroll deductions shall begin on the first pay day following the Participant's Entry Date into the offering period and shall (unless sooner terminated by the Participant) continue through the pay day ending with or immediately prior to the last day of that offering period. The amounts so collected shall be credited to the Participant's book account under the Plan, but no interest shall be paid on the balance from time to time outstanding in such account. The amounts collected from the Participant shall not be required to be held in any segregated account or trust fund and may be commingled with the general assets of the Corporation and used for general corporate purposes.

        C.    Payroll deductions shall automatically cease upon the termination of the Participant's purchase right in accordance with the provisions of the Plan.

        D.    The Participant's acquisition of Common Stock under the Plan on any Purchase Date shall neither limit nor require the Participant's acquisition of Common Stock on any subsequent Purchase Date, whether within the same or a different offering period.

VII.    PURCHASE RIGHTS

        A.    Grant of Purchase Right.    A Participant shall be granted a separate purchase right for each offering period in which he or she participates. The purchase right shall be granted on the Participant's Entry Date into the offering period and shall provide the Participant with the right to purchase shares of Common Stock, in a series of successive installments over the remainder of such offering period, upon the terms set forth below. The Participant shall execute a stock purchase agreement embodying such terms and such other provisions (not inconsistent with the Plan) as the Plan Administrator may deem advisable.

        Under no circumstances shall purchase rights be granted under the Plan to any Eligible Employee if such individual would, immediately after the grant, own (within the meaning of Code Section 424(d)) or hold outstanding options or other rights to purchase, stock possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Corporation or any Corporate Affiliate.

        B.    Exercise of the Purchase Right.    Each purchase right shall be automatically exercised in installments on each successive Purchase Date within the offering period, and shares of Common Stock shall accordingly be purchased on behalf of each Participant (other than Participants whose payroll deductions have previously been refunded pursuant to the Termination of Purchase Right provisions below) on each such Purchase Date. The purchase shall be effected by applying the Participant's payroll deductions for the Purchase Interval ending on such Purchase Date to the purchase of whole shares of Common Stock at the purchase price in effect for the Participant for that Purchase Date.

        C.    Purchase Price.    The purchase price per share at which Common Stock will be purchased on the Participant's behalf on each Purchase Date within the offering period shall be equal to eighty-five percent (85%) of the lower of (i) the Fair Market Value per share of Common Stock on the Participant's Entry Date into that offering period or (ii) the Fair Market Value per share of Common Stock on that Purchase Date.

        D.    Number of Purchasable Shares.    The number of shares of Common Stock purchasable by a Participant on each Purchase Date during the offering period shall be the number of whole shares obtained by dividing the amount collected from the Participant through payroll deductions during the Purchase Interval ending with that Purchase Date by the purchase price in effect for the Participant for that Purchase Date. However, the maximum number of shares of Common Stock purchasable per Participant on any one Purchase Date shall not exceed One Thousand Five Hundred (1,500) shares, subject to periodic adjustments in the event of certain changes in the Corporation's capitalization. In addition, the maximum number of shares of Common Stock purchasable in the aggregate by all Participants on any one Purchase Date shall not exceed Two Hundred Fifty Thousand (250,000) shares, subject to periodic adjustments in the event of certain changes in the corporation's capitalization.

        E.    Excess Payroll Deductions.    Any payroll deductions not applied to the purchase of shares of Common Stock on any Purchase Date because they are not sufficient to purchase a whole share of Common Stock shall be held for the purchase of Common Stock on the next Purchase Date. However, any payroll deductions not applied to the purchase of Common Stock by reason of the limitation on the maximum number of shares purchasable on the Purchase Date shall be promptly refunded.

        F.    Termination of Purchase Right.    The following provisions shall govern the termination of outstanding purchase rights:

          (i)    A Participant may, at any time prior to the next scheduled Purchase Date in the offering period, terminate his or her outstanding purchase right by filing the appropriate form with the Plan Administrator (or its designate), and no further payroll deductions shall be collected from the Participant with respect to the terminated purchase right. Any payroll deductions collected during the Purchase Interval in which such termination occurs shall, at the Participant's election, be immediately refunded or held for the purchase of shares on the next Purchase Date. If no such election is made at the time such purchase right is terminated, then the payroll deductions collected with respect to the terminated right shall be refunded as soon as possible.

          (ii)   The termination of such purchase right shall be irrevocable, and the Participant may not subsequently rejoin the Plan during the Purchase Interval in which the purchase right was terminated. In order to resume participation in any subsequent Purchase Interval, such individual must re-enroll in the Plan (by making a timely filing of the prescribed enrollment forms) on or before his or her scheduled Entry Date.

          (iii)  Should the Participant cease to remain an Eligible Employee for any reason (including death, disability or change in status) while his or her purchase right remains outstanding, then that purchase right shall immediately terminate, and all of the Participant's payroll deductions for the Purchase Interval in which the purchase right so terminates shall be immediately refunded. However, should the Participant cease to remain in active service by reason of an approved unpaid leave of absence, then the Participant shall have the right, exercisable up until the last business day of the Purchase Interval in which such leave commences, to (a) withdraw all the payroll deductions collected to date on his or her behalf for that Purchase Interval or (b) have such funds held for the purchase of shares on his or her behalf on the next scheduled Purchase Date. In no event, however, shall any further payroll deductions be collected on the Participant's behalf during such leave. Upon the Participant's return to active service (x) within ninety (90) days following the commencement of such leave or (y) prior to the expiration of any longer period for which such Participant's right to reemployment with the Corporation is guaranteed by statute or contract, his or her payroll deductions under the Plan shall automatically resume at the rate in effect at the time the leave began, unless the Participant withdraws from the Plan prior to his or her return. An individual who returns to active employment following a leave of absence which exceeds in duration the applicable (x) or (y) time period will be treated as a new Employee for purposes of subsequent participation in the Plan and must accordingly re-enroll in the Plan (by making a timely filing of the prescribed enrollment forms) on or before his or her scheduled Entry Date into the offering period.

        G.    Corporate Transaction.    Each outstanding purchase right shall automatically be exercised, immediately prior to the effective date of any Corporate Transaction, by applying the payroll deductions of each Participant for the Purchase Interval in which such Corporate Transaction occurs to the purchase of whole shares of Common Stock at a purchase price per share equal to eighty-five percent (85%) of the lower of (i) the Fair Market Value per share of Common Stock on the Participant's Entry Date into the offering period in which such Corporate Transaction occurs or (ii) the Fair Market Value per share of Common Stock immediately prior to the effective date of such Corporate Transaction. However, the applicable limitations on the number of shares of Common Stock purchasable per Participant and in the aggregate shall continue to apply to any such purchase.

        The Corporation shall use its best efforts to provide at least ten (10)-days prior written notice of the occurrence of any Corporate Transaction, and Participants shall, following the receipt of such notice, have the right to terminate their outstanding purchase rights prior to the effective date of the Corporate Transaction.

        H.    Proration of Purchase Rights.    Should the total number of shares of Common Stock to be purchased pursuant to outstanding purchase rights on any particular date exceed the number of shares then available for issuance under the Plan, the Plan Administrator shall make a pro-rata allocation of the available shares on a uniform and nondiscriminatory basis, and the payroll deductions of each Participant, to the extent in excess of the aggregate purchase price payable for the Common Stock pro-rated to such individual, shall be refunded.

        I.    Assignability.    The purchase right shall be exercisable only by the Participant and shall not be assignable or transferable by the Participant.

        J.    Stockholder Rights.    A Participant shall have no stockholder rights with respect to the shares subject to his or her outstanding purchase right until the shares are purchased on the Participant's behalf in accordance with the provisions of the Plan and the Participant has become a holder of record of the purchased shares.

VIII.    ACCRUAL LIMITATIONS

        A.    No Participant shall be entitled to accrue rights to acquire Common Stock pursuant to any purchase right outstanding under this Plan if and to the extent such accrual, when aggregated with (i) rights to purchase Common Stock accrued under any other purchase right granted under this Plan and (ii) similar rights accrued under other employee stock purchase plans (within the meaning of Code Section 423) of the Corporation or any Corporate Affiliate, would otherwise permit such Participant to purchase more than Twenty-Five Thousand Dollars ($25,000) worth of stock of the Corporation or any Corporate Affiliate (determined on the basis of the Fair Market Value per share on the date or dates such rights are granted) for each calendar year such rights are at any time outstanding.

        B.    For purposes of applying such accrual limitations to the purchase rights granted under the Plan, the following provisions shall be in effect:

          (i)    The right to acquire Common Stock under each outstanding purchase right shall accrue in a series of installments on each successive Purchase Date during the offering period on which such right remains outstanding.

          (ii)   No right to acquire Common Stock under any outstanding purchase right shall accrue to the extent the Participant has already accrued in the same calendar year the right to acquire Common Stock under one (1) or more other purchase rights at a rate equal to Twenty-Five Thousand Dollars ($25,000) worth of Common Stock (determined on the basis of the Fair Market Value per share on the date or dates of grant) for each calendar year such rights were at any time outstanding.

        C.    If by reason of such accrual limitations, any purchase right of a Participant does not accrue for a particular Purchase Interval, then the payroll deductions which the Participant made during that Purchase Interval with respect to such purchase right shall be promptly refunded.

        D.    In the event there is any conflict between the provisions of this Article and one or more provisions of the Plan or any instrument issued thereunder, the provisions of this Article shall be controlling.

IX.    EFFECTIVE DATE AND TERM OF THE PLAN

        A.    The Plan was adopted by the Board on September 17, 1999 and shall become effective at the Effective Time, provided no purchase rights granted under the Plan shall be exercised, and no shares of Common Stock shall be issued hereunder, until (i) the Plan shall have been approved by the stockholders of the Corporation and (ii) the Corporation shall have complied with all applicable requirements of the 1933 Act (including the registration of the shares of Common Stock issuable under the Plan on a Form S-8 registration statement filed with the Securities and Exchange Commission), all applicable listing requirements of any stock exchange (or the Nasdaq National Market, if applicable) on which the Common Stock is listed for trading and all other applicable requirements established by law or regulation. In the event such stockholder approval is not obtained, or such compliance is not effected, within twelve (12) months after the date on which the Plan is adopted by the Board, the Plan shall terminate and have no further force or effect, and all sums collected from Participants during the initial offering period hereunder shall be refunded.

        B.    Unless sooner terminated by the Board, the Plan shall terminate upon the earliest of (i) the last business day in October 2009, (ii) the date on which all shares available for issuance under the Plan shall have been sold pursuant to purchase rights exercised under the Plan or (iii) the date on which all purchase rights are exercised in connection with a Corporate Transaction. No further purchase rights shall be granted or exercised, and no further payroll deductions shall be collected, under the Plan following such termination.

X.    AMENDMENT/TERMINATION OF THE PLAN

        A.    The Board may alter, amend, suspend or terminate the Plan at any time to become effective immediately following the close of any Purchase Interval. However, the Plan may be amended or terminated immediately upon Board action, if and to the extent necessary to assure that the Corporation will not recognize, for financial reporting purposes, any compensation expense in connection with the shares of Common Stock offered for purchase under the Plan, should the financial accounting rules applicable to the Plan at the Effective Time be subsequently revised so as to require the recognition of compensation expense in the absence of such amendment or termination.

        B.    In no event may the Board effect any of the following amendments or revisions to the Plan without the approval of the Corporation's stockholders: (i) increase the number of shares of Common Stock issuable under the Plan or the maximum number of shares purchasable per Participant on any one Purchase Date, except for permissible adjustments in the event of certain changes in the Corporation's capitalization, (ii) alter the purchase price formula so as to reduce the purchase price payable for the shares of Common Stock purchasable under the Plan or (iii) modify eligibility requirements for participation in the Plan.

XI.    GENERAL PROVISIONS

        A.    Nothing in the Plan shall confer upon the Participant any right to continue in the employ of the Corporation or any Corporate Affiliate for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Corporation (or any Corporate Affiliate employing such person) or of the Participant, which rights are hereby expressly reserved by each, to terminate such person's employment at any time for any reason, with or without cause.

        B.    All costs and expenses incurred in the administration of the Plan shall be paid by the Corporation; however, each Plan Participant shall bear all costs and expenses incurred by such individual in the sale or other disposition of any shares purchased under the Plan.

        C.    The provisions of the Plan shall be governed by the laws of the State of Colorado without regard to that State's conflict-of-laws rules.

Schedule A

Corporations Participating in
Employee Stock Purchase Plan
As of the Effective Time

eCollege.com

APPENDIX

        The following definitions shall be in effect under the Plan:

        A.    Board shall mean the Corporation's Board of Directors.

        B.    Cash Earnings shall mean the (i) base salary payable to a Participant by one or more Participating Corporations during such individual's period of participation in one or more offering periods under the Plan plus (ii) all overtime payments, bonuses, commissions, current profit-sharing distributions and other incentive-type payments. Such Cash Earnings shall be calculated before deduction of (A) any income or employment tax withholdings or (B) any pre-tax contributions made by the Participant to any Code Section 401(k) salary deferral plan or any Code Section 125 cafeteria benefit program now or hereafter established by the Corporation or any Corporate Affiliate. However, Cash Earnings shall not include any contributions (other than Code Section 401(k) or Code Section 125 contributions) made on the Participant's behalf by the Corporation or any Corporate Affiliate to any employee benefit or welfare plan now or hereafter established.

        C.    Code shall mean the Internal Revenue Code of 1986, as amended.

        D.    Common Stock shall mean the Corporation's common stock.

        E.    Corporate Affiliate shall mean any parent or subsidiary corporation of the Corporation (as determined in accordance with Code Section 424), whether now existing or subsequently established.

        F.     Corporate Transaction shall mean either of the following stockholder-approved transactions to which the Corporation is a party:

              (i)  a merger or consolidation in which securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation's outstanding securities are transferred to a person or persons different from the persons holding those securities immediately prior to such transaction, or

             (ii)  the sale, transfer or other disposition of all or substantially all of the assets of the Corporation in complete liquidation or dissolution of the Corporation, or

            (iii)  the acquisition, directly or indirectly by an person or related group of persons (other than the Corporation or a person that directly or indirectly controls, is controlled by or is under common control with the Corporation) of beneficial ownership (within the meaning of Rule 13d-3 of the 1934 Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation's outstanding securities pursuant to a tender or exchange offer made directly to the Corporation's stockholders.

        G.    Corporation shall mean eCollege.com, a Delaware corporation, and any corporate successor to all or substantially all of the assets or voting stock of eCollege.com which shall by appropriate action adopt the Plan.

        H.    Effective Time shall mean the time at which the Underwriting Agreement is executed. Any Corporate Affiliate which becomes a Participating Corporation after such Effective Time shall designate a subsequent Effective Time with respect to its employee-Participants.

        I.     Eligible Employee shall mean any person who is employed by a Participating Corporation on a basis under which he or she is regularly expected to render more than twenty (20) hours of service per week for more than five (5) months per calendar year for earnings considered wages under Code Section 3401(a).

        J.     Entry Date shall mean the date an Eligible Employee first commences participation in the offering period in effect under the Plan. The earliest Entry Date under the Plan shall be the Effective Time.

        K.    Fair Market Value per share of Common Stock on any relevant date shall be determined in accordance with the following provisions:

              (i)  If the Common Stock is at the time traded on the Nasdaq National Market, then the Fair Market Value shall be the closing selling price per share of Common Stock on the date in question, as such price is reported by the National Association of Securities Dealers on the Nasdaq National Market or any successor system. If there is no closing selling price for the Common Stock on the date in question, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists.

             (ii)  If the Common Stock is at the time listed on any Stock Exchange, then the Fair Market Value shall be the closing selling price per share of Common Stock on the date in question on the Stock Exchange determined by the Plan Administrator to be the primary market for the Common Stock, as such price is officially quoted in the composite tape of transactions on such exchange. If there is no closing selling price for the Common Stock on the date in question, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists.

            (iii)  For purposes of the initial offering period which begins at the Effective Time, the Fair Market Value shall be deemed to be equal to the price per share at which the Common Stock is sold in the initial public offering pursuant to the Underwriting Agreement.

        L.    1933 Act shall mean the Securities Act of 1933, as amended.

        M.   Participant shall mean any Eligible Employee of a Participating Corporation who is actively participating in the Plan.

        N.    Participating Corporation shall mean the Corporation and such Corporate Affiliate or Affiliates as may be authorized from time to time by the Board to extend the benefits of the Plan to their Eligible Employees. The Participating Corporations in the Plan are listed in attached Schedule A.

        O.    Plan shall mean the Corporation's 1999 Employee Stock Purchase Plan, as set forth in this document.

        P.     Plan Administrator shall mean the committee of two (2) or more Board members appointed by the Board to administer the Plan.

        Q.    Purchase Date shall mean the last business day of each Purchase Interval. The initial Purchase Date shall be April 28, 2000.

        R.    Purchase Interval shall mean each successive six (6)-month period within the offering period at the end of which there shall be purchased shares of Common Stock on behalf of each Participant.

        S.     Semi-Annual Entry Date shall mean the first business day in May and November each year on which an Eligible Employee may first enter an offering period.

        T.     Stock Exchange shall mean either the American Stock Exchange or the New York Stock Exchange.

        U.    Underwriting Agreement shall mean the agreement between the Corporation and the underwriter or underwriters managing the Corporation's initial public offering of its Common Stock.

First Amendment
Of The
eCollege.com 1999 Employee Stock Purchase Plan

        WHEREAS, eCollege.com, a Delaware corporation, (the "Company") maintains the eCollege.com 1999 Employee Stock Purchase Plan (the "Plan"); and

        WHEREAS, under Article X of the Plan, the Board of Directors of the Company (the "Board") is authorized to amend the Plan, and the Board now considers it desirable to amend the Plan;

        NOW, THEREFORE, pursuant to the power reserved to the Board by Article X of the Plan, and by virtue of the authority delegated to the undersigned officer by resolution of the Board, the Plan is hereby amended in the following particulars:

        1.     By adding the following at the end of Section IV.B of the Plan, effective May 1, 2005:

          "Unless the Plan Administrator determines otherwise, effective May 1, 2005, each offering period shall be twelve (12) months in duration, beginning on May 1 of each year and ending on April 30 of the following year."

        2.     By adding the following at the end of Section IV.C of the Plan with the following, effective May 1, 2005:

          "Unless the Plan Administrator determines otherwise, effective May 1, 2005, each Purchase Interval shall run from the first business day in May of each year to the last business day of April of the following year."

        3.     By deleting Section IV.D of the Plan, effective November 1, 2004.

        4.     By deleting the phrase "or on any subsequent Semi-Annual Entry Date within that offering period, provided he or she remains an Eligible Employee" in Section V.A of the Plan, effective May 1, 2005.

        5.     By replacing Section V.B of the Plan with the following, effective May 1, 2005:

          "Each individual who first becomes an Eligible Employee after the start date of an offering period may not enter the Plan until the beginning of a subsequent offering period."

        6.     By deleting Section VI.A(ii) of the Plan, effective November 1, 2004.

        7.     By deleting the phrase, "whether within the same or a different offering period" at the end of Section VI.D of the Plan, effective May 1, 2005.

        8.     By replacing the phrase, "in a series of successive installments over the remainder of such offering period", in the second sentence of Section VII.A of the Plan with the phrase "on the Purchase Date within the offering period", effective May 1, 2005.

        9.     By replacing the phrase "automatically exercised in installments on each successive Purchase Date within the offering period" in the first sentence of Section VII.B of the Plan with the phrase "automatically exercised on the Purchase Date", effective May 1, 2005.

        10.   By replacing the phrase "One Thousand Five Hundred (1,500) shares" in the second sentence of Section VII.D of the Plan with the phrase "Two Thousand (2,000) shares", effective May 1, 2005.

        11.   By replacing the phrase "Two Hundred Fifty Thousand (250,000) shares" in the last sentence of Section VII.D of the Plan with the phrase "Three Hundred Thirty Three Thousand Three Hundred Thirty Three (333,333) shares", effective May 1, 2005.

        12.   By deleting the phrase "next scheduled" in the first sentence of Section VII.F(i) of the Plan, effective May 1, 2005.

        13.   By replacing the definition of "Purchase Interval" in the Appendix to the Plan with the following, effective May 1, 2005:

    "R. Purchase Interval shall mean a twelve (12)-month period equal in duration to an offering period, at the end of which there shall be purchased shares of Common Stock on behalf of each Participant."

        14.   By deleting the definition of "Semi-Annual Entry Date" from the Appendix to the Plan, effective May 1, 2005.

        IN WITNESS WHEREOF, the Company has caused this amendment to be executed by its duly authorized officer this 15th day of October, 2004.

eCollege.com

By:
Its:	Chief Executive Officer

Second Amendment
Of The
eCollege.com 1999 Employee Stock Purchase Plan

        WHEREAS, eCollege.com, a Delaware corporation, (the "Company") maintains the eCollege.com 1999 Employee Stock Purchase Plan (the "Plan"); and

        WHEREAS, under Article X of the Plan, the Board of Directors of the Company (the "Board") is authorized to amend the Plan, and the Board now considers it desirable to amend the Plan;

  1.
  NOW, THEREFORE, pursuant to the power reserved to the Board by Article X of the Plan, and by virtue of the authority delegated to the undersigned officer by resolution of the Board, the Plan is hereby amended by deleting the phrase "one million (1,000,000)" in Section III.A of the Plan and replacing it with the phrase "one million, one hundred sixty seven thousand (1,167,000)."

        IN WITNESS WHEREOF, the Company has caused this amendment to be executed by its duly authorized officer this    day of March, 2005.

eCollege.com

By:

Its:

APPENDIX B

eCollege.com
1999 STOCK INCENTIVE PLAN
(Amended and Restated Through July 1, 2002)

ARTICLE ONE

GENERAL PROVISIONS

        I.    PURPOSE OF THE PLAN

        This 1999 Stock Incentive Plan is intended to promote the interests of eCollege.com, a Delaware corporation, by providing eligible persons with the opportunity to acquire a proprietary interest, or otherwise increase their proprietary interest, in the Corporation as an incentive for them to remain in the service of the Corporation.

        Capitalized terms shall have the meanings assigned to such terms in the attached Appendix.

        II.    STRUCTURE OF THE PLAN

        A.    The Plan shall be divided into three separate equity programs:

            (i)  the Discretionary Option Grant Program under which eligible persons may, at the discretion of the Plan Administrator, be granted options to purchase shares of Common Stock,

           (ii)  the Stock Issuance Program under which eligible persons may, at the discretion of the Plan Administrator, be issued shares of Common Stock directly, either through the immediate purchase of such shares or as a bonus for services rendered the Corporation (or any Parent or Subsidiary), and

          (iii)  the Automatic Award Program under which eligible non-employee Board members shall automatically receive options at periodic intervals to purchase shares of Common Stock.

        B.    The provisions of Articles One and Five shall apply to all equity programs under the Plan and shall govern the interests of all persons under the Plan.

        III.    ADMINISTRATION OF THE PLAN

        A.    The following provisions shall govern the administration of the Plan:

            (i)  The Board shall have the authority to administer the Discretionary Option Grant and Stock Issuance Programs with respect to Section 16 Insiders but may delegate such authority in whole or in part to the Primary Committee.

           (ii)  Administration of the Discretionary Option Grant and Stock Issuance Programs with respect to all other persons eligible to participate in those programs may, at the Board's discretion, be vested in the Primary Committee or a Secondary Committee, or the Board may retain the power to administer those programs with respect to all such persons.

          (iii)  Administration of the Automatic Award Program shall be self-executing in accordance with the terms of that program.

        B.    Each Plan Administrator shall, within the scope of its administrative jurisdiction under the Plan, have full power and authority subject to the provisions of the Plan:

            (i)  to establish such rules as it may deem appropriate for proper administration of the Plan, to make all factual determinations, to construe and interpret the provisions of the Plan and the awards thereunder and to resolve any and all ambiguities thereunder;

           (ii)  to determine, with respect to awards made under the Discretionary Option Grant and Stock Issuance Programs, which eligible persons are to receive such awards, the time or times when such awards are to be made, the number of shares to be covered by each such award, the vesting schedule (if any) applicable to the award, the status of a granted option as either an Incentive Option or a Non-Statutory Option and the maximum term for which the option is to remain outstanding;

          (iii)  to amend, modify or cancel any outstanding award with the consent of the holder or accelerate the vesting of such award; and

          (iv)  to take such other discretionary actions as permitted pursuant to the terms of the applicable program.

Decisions of each Plan Administrator within the scope of its administrative functions under the Plan shall be final and binding on all parties.

        C.    Members of the Primary Committee or any Secondary Committee shall serve for such period of time as the Board may determine and may be removed by the Board at any time. The Board may also at any time terminate the functions of any Secondary Committee and reassume all powers and authority previously delegated to such committee.

        D.    Service on the Primary Committee or the Secondary Committee shall constitute service as a Board member, and members of each such committee shall accordingly be entitled to full indemnification and reimbursement as Board members for their service on such committee. No member of the Primary Committee or the Secondary Committee shall be liable for any act or omission made in good faith with respect to the Plan or any options or stock issuances under the Plan.

        IV.    ELIGIBILITY

        A.    The persons eligible to participate in the Discretionary Option Grant and Stock Issuance Programs are as follows:

            (i)  Employees,

           (ii)  non-employee members of the Board or the board of directors of any Parent or Subsidiary, and

          (iii)  consultants and other independent advisors who provide services to the Corporation (or any Parent or Subsidiary).

        B.    Only non-employee Board members shall be eligible to participate in the Automatic Award Program.

        V.    STOCK SUBJECT TO THE PLAN

        A.    The stock issuable under the Plan shall be shares of authorized but unissued or reacquired Common Stock, including shares repurchased by the Corporation on the open market. The maximum number of shares of Common Stock reserved for issuance over the term of the Plan shall not exceed 4,599,985 shares. Such authorized share reserve consists of (i) 1,684,083,which is the number of shares which remain available for issuance, as of the Plan Effective Date, under the Predecessor Plan, including the shares subject to the outstanding options to be incorporated into the Plan and the additional shares which would otherwise be available for future grant, (ii) 1,500,000 shares which were authorized by the Board and approved by the stockholders on September 17, 1999, (iii) 441,356 shares automatically added to the share reserve on January 3, 2000 pursuant to the Evergreen Feature, (iv) 484,185 shares automatically added to the share reserve on January 3, 2001 pursuant to the Evergreen Feature and (v) 490,361 shares automatically added to the share reserve on January 2, 2002 pursuant to the Evergreen Feature.

        B.    No one person participating in the Plan may receive options, separately exercisable stock appreciation rights and direct stock issuances for more than five hundred thousand (500,000) shares of Common Stock in the aggregate per calendar year.

        C.    Shares of Common Stock subject to outstanding options (including options incorporated into this Plan from the Predecessor Plan) shall be available for subsequent issuance under the Plan to the extent those options expire, terminate or are cancelled for any reason prior to exercise in full. Unvested shares issued under the Plan and subsequently repurchased by the Corporation, at the original exercise or issue price paid per share, pursuant to the Corporation's repurchase rights under the Plan shall be added back to the number of shares of Common Stock reserved for issuance under the Plan and shall accordingly be available for reissuance through one or more subsequent options or direct stock issuances under the Plan. However, should the exercise price of an option under the Plan be paid with shares of Common Stock or should shares of Common Stock otherwise issuable under the Plan be withheld by the Corporation in satisfaction of the withholding taxes incurred in connection with the exercise of an option or the vesting of a stock issuance under the Plan, then the number of shares of Common Stock available for issuance under the Plan shall be reduced by the gross number of shares for which the option is exercised or which vest under the stock issuance, and not by the net number of shares of Common Stock issued to the holder of such option or stock issuance. Shares of Common Stock underlying one or more stock appreciation rights exercised under the Plan shall not be available for subsequent issuance.

        D.    If any change is made to the Common Stock by reason of any stock split, stock dividend, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the Corporation's receipt of consideration, appropriate adjustments shall be made to (i) the maximum number and/or class of securities issuable under the Plan, (ii) the number and/or class of securities for which any one person may be granted options, separately exercisable stock appreciation rights and direct stock issuances under the Plan per calendar year, (iii) the class of securities for which grants/issuances are subsequently to be made under the Automatic Award Program to new and continuing non-employee Board members, (iv) the number and/or class of securities and the exercise price per share in effect under each outstanding option under the Plan and (v) the number and/or class of securities and price per share in effect under each outstanding option incorporated into this Plan from the Predecessor Plan. Such adjustments to the outstanding options are to be effected in a manner which shall preclude the enlargement or dilution of rights and benefits under such options. The adjustments determined by the Plan Administrator shall be final, binding and conclusive.

ARTICLE TWO

DISCRETIONARY OPTION GRANT PROGRAM

        I.    OPTION TERMS

        Each option shall be evidenced by one or more documents in the form approved by the Plan Administrator; provided, however, that each such document shall comply with the terms specified below. Each document evidencing an Incentive Option shall, in addition, be subject to the provisions of the Plan applicable to such options.

        A.    Exercise Price.

          1.     The exercise price per share shall be fixed by the Plan Administrator at the time of the option grant, but shall not be less than one hundred percent (100%) of the Fair Market Value per share of Common Stock on the grant date.

          2.     The exercise price shall become immediately due upon exercise of the option and shall, subject to the provisions of Section II of Article Five and the documents evidencing the option, be payable in cash or check made payable to the Corporation. Should the Common Stock be registered under Section 12 of the 1934 Act at the time the option is exercised, then the exercise price may also be paid as follows:

              (i)  shares of Common Stock held for the requisite period necessary to avoid a charge to the Corporation's earnings for financial reporting purposes and valued at Fair Market Value on the Exercise Date, or

             (ii)  to the extent the option is exercised for vested shares, through a special sale and remittance procedure pursuant to which the Optionee shall concurrently provide irrevocable instructions to (a) a Corporation-approved brokerage firm to effect the immediate sale of the purchased shares and remit to the Corporation, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate exercise price payable for the purchased shares plus all applicable Federal, state and local income and employment taxes required to be withheld by the Corporation by reason of such exercise and (b) the Corporation to deliver the certificates for the purchased shares directly to such brokerage firm in order to complete the sale.

        Except to the extent such sale and remittance procedure is utilized, payment of the exercise price for the purchased shares must be made on the Exercise Date.

        B.    Exercise and Term of Options.    Each option shall be exercisable at such time or times, during such period and for such number of shares as shall be determined by the Plan Administrator and set forth in the documents evidencing the option. However, no option shall have a term in excess of ten (10) years measured from the option grant date.

        C.    Cessation of Service.

          1.     The following provisions shall govern the exercise of any options outstanding at the time of the Optionee's cessation of Service or death:

              (i)  Any option outstanding at the time of the Optionee's cessation of Service for any reason shall remain exercisable for such period of time thereafter as shall be determined by the Plan Administrator and set forth in the documents evidencing the option, but no such option shall be exercisable after the expiration of the option term.

             (ii)  Any option exercisable in whole or in part by the Optionee at the time of death may be subsequently exercised by his or her Beneficiary.

            (iii)  During the applicable post-Service exercise period, the option may not be exercised in the aggregate for more than the number of vested shares for which the option is exercisable on the date of the Optionee's cessation of Service. Upon the expiration of the applicable exercise period or (if earlier) upon the expiration of the option term, the option shall terminate and cease to be outstanding for any vested shares for which the option has not been exercised. However, the option shall, immediately upon the Optionee's cessation of Service, terminate and cease to be outstanding to the extent the option is not otherwise at that time exercisable for vested shares.

            (iv)  Should the Optionee's Service be terminated for Misconduct or should the Optionee engage in Misconduct while his or her options are outstanding, then all such options shall terminate immediately and cease to be outstanding.

          2.     The Plan Administrator shall have complete discretion, exercisable either at the time an option is granted or at any time while the option remains outstanding:

              (i)  to extend the period of time for which the option is to remain exercisable following the Optionee's cessation of Service to such period of time as the Plan Administrator shall deem appropriate, but in no event beyond the expiration of the option term, and/or

             (ii)  to permit the option to be exercised, during the applicable post-Service exercise period, for one or more additional installments in which the Optionee would have vested had the Optionee continued in Service.

        D.    Stockholder Rights.    The holder of an option shall have no stockholder rights with respect to the shares subject to the option until such person shall have exercised the option, paid the exercise price and become a holder of record of the purchased shares.

        E.    Repurchase Rights.    The Plan Administrator shall have the discretion to grant options which are exercisable for unvested shares of Common Stock. Should the Optionee cease Service while holding such unvested shares, the Corporation shall have the right to repurchase, at the exercise price paid per share, any or all of those unvested shares. The terms upon which such repurchase right shall be exercisable (including the period and procedure for exercise and the appropriate vesting schedule for the purchased shares) shall be established by the Plan Administrator and set forth in the document evidencing such repurchase right.

        F.    Limited Transferability of Options.    During the lifetime of the Optionee, Incentive Options shall be exercisable only by the Optionee and shall not be assignable or transferable other than to a Beneficiary following the Optionee's death. Non-Statutory Options shall be subject to the same restrictions, except that a Non-Statutory Option may, to the extent permitted by the Plan Administrator, be assigned in whole or in part during the Optionee's lifetime (i) as a gift to one or more members of the Optionee's immediate family, to a trust in which Optionee and/or one or more such family members hold more than fifty percent (50%) of the beneficial interest or to an entity in which more than fifty percent (50%) of the voting interests are owned by one or more such family members or (ii) pursuant to a domestic relations order. The terms applicable to the assigned portion shall be the same as those in effect for the option immediately prior to such assignment and shall be set forth in such documents issued to the assignee as the Plan Administrator may deem appropriate.

        II.    INCENTIVE OPTIONS

        The terms specified below shall be applicable to all Incentive Options. Except as modified by the provisions of this Section II, all the provisions of Articles One, Two and Five shall be applicable to Incentive Options. Options which are specifically designated as Non-Statutory Options when issued under the Plan shall not be subject to the terms of this Section II.

        A.    Eligibility.    Incentive Options may only be granted to Employees.

        B.    Exercise Price.    The exercise price per share shall not be less than one hundred percent (100%) of the Fair Market Value per share of Common Stock on the option grant date.

        C.    Dollar Limitation.    The aggregate Fair Market Value of the shares of Common Stock (determined as of the respective date or dates of grant) for which one or more options granted to any Employee under the Plan (or any other option plan of the Corporation or any Parent or Subsidiary) may for the first time become exercisable as Incentive Options during any one calendar year shall not exceed the sum of One Hundred Thousand Dollars ($100,000). To the extent the Employee holds two (2) or more such options which become exercisable for the first time in the same calendar year, the foregoing limitation on the exercisability of such options as Incentive Options shall be applied on the basis of the order in which such options are granted.

        D.    10% Stockholder.    If any Employee to whom an Incentive Option is granted is a 10% Stockholder, then the exercise price per share shall not be less than one hundred ten percent (110%) of the Fair Market Value per share of Common Stock on the option grant date, and the option term shall not exceed five (5) years measured from the option grant date.

        III.    CHANGE IN CONTROL/HOSTILE TAKE-OVER

        A.    Each option outstanding at the time of a Change in Control but not otherwise fully-vested shall automatically accelerate so that each such option shall, immediately prior to the effective date of the Change in Control, become exercisable for all of the shares of Common Stock at the time subject to that option and may be exercised for any or all of those shares as fully-vested shares of Common Stock. However, an outstanding option shall not so accelerate if and to the extent: (i) such option is, in connection with the Change in Control, assumed or otherwise continued in full force and effect by the successor corporation (or parent thereof) pursuant to the terms of the Change in Control, (ii) such option is replaced with a cash incentive program of the successor corporation which preserves the spread existing at the time of the Change in Control on the shares of Common Stock for which the option is not otherwise at that time exercisable and provides for subsequent payout in accordance with the same vesting schedule applicable to those option shares or (iii) the acceleration of such option is subject to other limitations imposed by the Plan Administrator at the time of the option grant. Each option outstanding at the time of the Change in Control shall terminate as provided in Section III.C. of this Article Two.

        B.    All outstanding repurchase rights shall also terminate automatically, and the shares of Common Stock subject to those terminated rights shall immediately vest in full, in the event of any Change in Control, except to the extent: (i) those repurchase rights are assigned to the successor corporation (or parent thereof) or otherwise continue in full force and effect pursuant to the terms of the Change in Control or (ii) such accelerated vesting is precluded by other limitations imposed by the Plan Administrator at the time the repurchase right is issued.

        C.    Immediately following the consummation of the Change in Control, all outstanding options shall terminate and cease to be outstanding, except to the extent assumed by the successor corporation (or parent thereof) or otherwise expressly continued in full force and effect pursuant to the terms of the Change in Control.

        D.    Each option which is assumed in connection with a Change in Control shall be appropriately adjusted, immediately after such Change in Control, to apply to the number and class of securities which would have been issuable to the Optionee in consummation of such Change in Control had the option been exercised immediately prior to such Change in Control. Appropriate adjustments to reflect such Change in Control shall also be made to (i) the exercise price payable per share under each outstanding option, provided the aggregate exercise price payable for such securities shall remain the same, (ii) the maximum number and/or class of securities available for issuance over the remaining term of the Plan and (iii) the maximum number and/or class of securities for which any one person may be granted options, separately exercisable stock appreciation rights and direct stock issuances under the Plan per calendar year.

        E.    The Plan Administrator may at any time provide that one or more options will automatically accelerate in full or in part in connection with a Change in Control, whether or not those options are assumed or otherwise continued in full force and effect pursuant to the terms of the Change in Control. Any such option shall accordingly become exercisable, immediately prior to the effective date of such Change in Control, for all or part of the shares of Common Stock at the time subject to that option and may be exercised for some or all of those shares as fully-vested shares of Common Stock. In addition, the Plan Administrator may at any time provide that one or more of the Corporation's repurchase rights shall not be assignable in connection with such Change in Control and shall terminate upon the consummation of such Change in Control.

        F.     The Plan Administrator may at any time provide that one or more options will automatically accelerate in full or in part upon an Involuntary Termination of the Optionee's Service within a designated period (not to exceed eighteen (18) months) following the effective date of any Change in Control in which those options do not otherwise accelerate. Any options so accelerated shall remain exercisable for fully-vested shares until the earlier of (i) the expiration of the option term or (ii) the expiration of the one (1) year period measured from the effective date of the Involuntary Termination. In addition, the Plan Administrator may at any time provide that one or more of the Corporation's repurchase rights shall immediately terminate upon such Involuntary Termination.

        G.    The Plan Administrator may at any time provide that one or more options will automatically accelerate in full or in part in connection with a Hostile Take-Over. Any such option shall become exercisable, immediately prior to the effective date of such Hostile Take-Over, for all or part of the shares of Common Stock at the time subject to that option and may be exercised for some or all of those shares as fully-vested shares of Common Stock. In addition, the Plan Administrator may at any time provide that one or more of the Corporation's repurchase rights shall terminate automatically upon the consummation of such Hostile Take-Over. Alternatively, the Plan Administrator may condition such automatic acceleration and termination upon an Involuntary Termination of the Optionee's Service within a designated period (not to exceed eighteen (18) months) following the effective date of such Hostile Take-Over. Each option so accelerated shall remain exercisable for fully-vested shares until the expiration or sooner termination of the option term.

        H.    The portion of any Incentive Option accelerated in connection with a Change in Control or Hostile Take Over shall remain exercisable as an Incentive Option only to the extent the applicable One Hundred Thousand Dollar ($100,000) limitation is not exceeded. To the extent such dollar limitation is exceeded, the accelerated portion of such option shall be exercisable as a Non-Statutory Option under the Federal tax laws.

        IV.    STOCK APPRECIATION RIGHTS

        The Plan Administrator may, subject to such conditions as it may determine, grant to selected Optionees stock appreciation rights which will allow the holders of those rights to elect between the exercise of the underlying option for shares of Common Stock and the surrender of that option in exchange for a distribution from the Corporation in an amount equal to the excess of (a) the Option Surrender Value of the number of shares for which the option is surrendered over (b) the aggregate exercise price payable for such shares. The distribution may be made in shares of Common Stock valued at Fair Market Value on the option surrender date, in cash, or partly in shares and partly in cash, as the Plan Administrator shall in its sole discretion deem appropriate.

ARTICLE THREE

STOCK ISSUANCE PROGRAM

        I.    STOCK ISSUANCE TERMS

        Shares of Common Stock may be issued under the Stock Issuance Program through direct and immediate issuances without any intervening options. Shares of Common Stock may also be issued under the Stock Issuance Program pursuant to share right awards which entitle the recipients to receive those shares upon the attainment of designated performance goals or Service requirements. Each such award shall be evidenced by one or more documents which comply with the terms specified below.

        A.    Purchase Price.

          1.     The purchase price per share of Common Stock subject to direct issuance shall be fixed by the Plan Administrator, but shall not be less than one hundred percent (100%) of the Fair Market Value per share of Common Stock on the issuance date.

          2.     Subject to the provisions of Section II of Article Five, shares of Common Stock may be issued under the Stock Issuance Program for any of the following items of consideration which the Plan Administrator may deem appropriate in each individual instance:

              (i)  cash or check made payable to the Corporation, or

             (ii)  past services rendered to the Corporation (or any Parent or Subsidiary).

        B.    Vesting/Issuance Provisions.

          1.     The Plan Administrator may issue shares of Common Stock which are fully and immediately vested upon issuance or which are to vest in one or more installments over the Participant's period of Service or upon attainment of specified performance objectives. Alternatively, the Plan Administrator may issue share right awards which shall entitle the recipient to receive a specified number of vested shares of Common Stock upon the attainment of one or more performance goals or Service requirements established by the Plan Administrator.

          2.     Any new, substituted or additional securities or other property (including money paid other than as a regular cash dividend) which the Participant may have the right to receive with respect to his or her unvested shares of Common Stock by reason of any stock dividend, stock split, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the Corporation's receipt of consideration shall be issued subject to (i) the same vesting requirements applicable to the Participant's unvested shares of Common Stock and (ii) such escrow arrangements as the Plan Administrator shall deem appropriate.

          3.     The Participant shall have full stockholder rights with respect to the issued shares of Common Stock, whether or not the Participant's interest in those shares is vested. Accordingly, the Participant shall have the right to vote such shares and to receive any regular cash dividends paid on such shares.

          4.     Should the Participant cease to remain in Service while holding one or more unvested shares of Common Stock, or should the performance objectives not be attained with respect to one or more such unvested shares of Common Stock, then those shares shall be immediately surrendered to the Corporation for cancellation, and the Participant shall have no further stockholder rights with respect to those shares. To the extent the surrendered shares were previously issued to the Participant for consideration paid in cash or cash equivalent (including the Participant's purchase-money indebtedness), the Corporation shall repay to the Participant the cash consideration paid for the surrendered shares and shall cancel the unpaid principal balance of any outstanding purchase-money note of the Participant attributable to the surrendered shares.

          5.     The Plan Administrator may waive the surrender and cancellation of one or more unvested shares of Common Stock (or other assets attributable thereto) which would otherwise occur upon the cessation of the Participant's Service or the non-attainment of the performance objectives applicable to those shares. Such waiver shall result in the immediate vesting of the Participant's interest in the shares of Common Stock as to which the waiver applies. Such waiver may be effected at any time, whether before or after the Participant's cessation of Service or the attainment or non-attainment of the applicable performance objectives.

          6.     Outstanding share right awards shall automatically terminate, and no shares of Common Stock shall actually be issued in satisfaction of those awards, if the performance goals or Service requirements established for such awards are not attained. The Plan Administrator, however, shall have the authority to issue shares of Common Stock in satisfaction of one or more outstanding share right awards as to which the designated performance goals or Service requirements are not attained.

        II.    CHANGE IN CONTROL/HOSTILE TAKE-OVER

        A.    All of the Corporation's outstanding repurchase rights shall terminate automatically, and all the shares of Common Stock subject to those terminated rights shall immediately vest in full, in the event of any Change in Control, except to the extent (i) those repurchase rights are assigned to the successor corporation (or parent thereof) or otherwise continue in full force and effect pursuant to the terms of the Change in Control or (ii) such accelerated vesting is precluded by other limitations imposed by the Plan Administrator at the time the repurchase right is issued.

        B. The Plan Administrator may at any time provide for the automatic termination of one or more of those outstanding repurchase rights and the immediate vesting of the shares of Common Stock subject to those terminated rights upon (i) a Change in Control or Hostile Take-Over or (ii) an Involuntary Termination of the Participant's Service within a designated period (not to exceed eighteen (18) months) following the effective date of any Change in Control or Hostile Take-Over in which those repurchase rights are assigned to the successor corporation (or parent thereof) or otherwise continue in full force and effect.

        III.    SHARE ESCROW/LEGENDS

        Unvested shares may, in the Plan Administrator's discretion, be held in escrow by the Corporation until the Participant's interest in such shares vests or may be issued directly to the Participant with restrictive legends on the certificates evidencing those unvested shares.

ARTICLE FOUR

AUTOMATIC AWARD PROGRAM

        I.    BASIC TERMS

        A.    Grant Dates.    Options shall be granted on the dates specified below:

          1.     Initial. Each individual, who is either (a) elected as a non-employee Board member at the 2002 Annual Stockholders Meeting (except for Mr. Mundheim) or (b) first elected or appointed as a non-employee Board member at any time after the 2002 Annual Stockholders Meeting and who has not previously been in the employ of the Corporation or any Parent or Subsidiary, shall automatically be granted, on the date of such election or appointment, a Non-Statutory Option valued at $125,000, as determined on the date of grant by the Corporation based upon the Black-Scholes model (using a five year AA corporate rate at the time and the Corporation's weekly stock price volatility) (an "Initial Option"). Although an Initial Option will be granted to Ms. Korshak on the date that the 2002 Annual Stockholders Meeting is held, January 2, 2002 will be deemed to be the grant date of her Initial Option for purposes of determining the option value, setting the exercise price and establishing the vesting schedule for the option.

          2.     Annual.

            (a)   Committee. On the first business day in January of each year, beginning with 2003, each non-employee Board member who is serving as a member of a committee of the Board, shall automatically be granted, for each committee on which he or she serves, a Non-Statutory Option valued at $5,000 as determined by the Corporation on the date of grant based upon the Black-Scholes model (using a five year AA corporate rate at the time and the Corporation's weekly stock price volatility) (a "Committee Option").

            (b)   Chairperson. On the first business day in January of each year, beginning with 2003, each individual who is serving as the chair of a committee of the Board, shall automatically be granted, for each committee he or she chairs, a Non-Statutory Option valued at $5,000 as determined by the Corporation on the date of grant based upon the Black-Scholes model

    (using a five year AA corporate rate at the time and the Corporation's weekly stock price volatility) (a "Chairperson Option").

        B.    Exercise Price.    The exercise price per share subject to each option granted under this program shall be equal to one hundred percent (100%) of the Fair Market Value per share of Common Stock on the option grant date. The exercise price shall be payable in one or more of the alternative forms authorized under the Discretionary Option Grant Program. Except to the extent the sale and remittance procedure specified thereunder is utilized, payment of the exercise price for the purchased shares must be made on the Exercise Date.

        C.    Option Term.    Each option shall have a term of six years measured from the option grant date.

        D.    Exercise and Vesting.    Each option shall be immediately exercisable for any or all of the option shares. However, any shares purchased under the option shall be subject to repurchase by the Corporation, at the exercise price paid per share, upon the Optionee's cessation of Board service prior to vesting in those shares. The shares subject to each Initial Option shall vest, and the Corporation's repurchase right shall lapse, in a series of sixty monthly installments upon the Optionee's completion of each month of Board service measured from the option grant date. The shares subject to each Committee Option and Chairperson Option shall vest, and the Corporation's repurchase right shall lapse, in a series of twelve monthly installments upon the Optionee's completion of each month of Board service measured from the option grant date.

        E.    Cessation of Board Service.

          1.     Any option outstanding at the time of the Optionee's cessation of Board service for any reason shall remain exercisable for a twelve (12)-month period following the date of such cessation of Board service, but in no event shall such option be exercisable after the expiration of the option term.

          2.     Any option exercisable in whole or in part by the Optionee at the time of death may be subsequently exercised by his or her Beneficiary.

          3.     Following the Optionee's cessation of Board service, the option may not be exercised in the aggregate for more than the number of shares for which the option was exercisable on the date of such cessation of Board service. Upon the expiration of the applicable exercise period or (if earlier) upon the expiration of the option term, the option shall terminate and cease to be outstanding for any vested shares for which the option has not been exercised. However, the option shall, immediately upon the Optionee's cessation of Board service, terminate and cease to be outstanding for any and all shares for which the option is not otherwise at that time exercisable.

          4.     However, should the Optionee cease to serve as a Board member by reason of death or Permanent Disability, then all shares at the time subject to any option granted under this Automatic Award Program shall immediately vest so that such option may, during the twelve (12)-month exercise period following such cessation of Board service, be exercised for all or any portion of those shares as fully-vested shares of Common Stock.

        II.    CHANGE IN CONTROL/HOSTILE TAKE-OVER

        A.    In the event of any Change in Control or Hostile Take-Over, the shares of Common Stock at the time subject to each outstanding option but not otherwise vested shall automatically vest in full so that each such option may, immediately prior to the effective date of such Change in Control or Hostile Take-Over, became fully exercisable for all of the shares of Common Stock at the time subject to such option and maybe exercised for all or any of those shares as fully-vested shares of Common Stock. Each such option accelerated in connection with a Change in Control shall terminate upon the Change in Control, except to the extent assumed by the successor corporation (or parent thereof) or otherwise continued in full force and effect pursuant to the terms of the Change in Control. Each such option accelerated in connection with a Hostile Take-Over shall remain exercisable until the expiration or sooner termination of the option term.

        B.    All outstanding repurchase rights shall automatically terminate and the shares of Common Stock subject to those terminated rights shall immediately vest in full, in the event of any Change in Control or Hostile Take-Over.

        C.    Upon the occurrence of a Hostile Take-Over, the Optionee shall have a thirty (30)-day period in which to surrender to the Corporation each of his or her outstanding options. The Optionee shall in return be entitled to a cash distribution from the Corporation in an amount equal to the excess of (i) the Option Surrender Value of the shares of Common Stock at the time subject to each surrendered option (whether or not the option is otherwise at the time exercisable for those shares) over (ii) the aggregate exercise price payable for such shares. Such cash distribution shall be paid within five (5) days following the surrender of the option to the Corporation.

        D.    Each option which is assumed in connection with a Change in Control shall be appropriately adjusted to apply to the number and class of securities which would have been issuable to the Optionee in consummation of such Change in Control had the option been exercised immediately prior to such Change in Control. Appropriate adjustments shall also be made to the exercise price payable per share under each outstanding option, provided the aggregate exercise price payable for such securities shall remain the same.

        III.    REMAINING TERMS

        The remaining terms of each option granted under the Automatic Award Program shall be the same as the terms in effect for options made under the Discretionary Option Grant Program.

ARTICLE FIVE

MISCELLANEOUS

        I.    NO IMPAIRMENT OF AUTHORITY

        Outstanding awards shall in no way affect the right of the Corporation to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

        II.    FINANCING

        The Plan Administrator may permit any Optionee or Participant to pay the option exercise price under the Discretionary Option Grant Program or the purchase price of shares issued under the Stock Issuance Program by delivering a full-recourse, interest bearing promissory note payable in one or more installments. The terms of any such promissory note (including the interest rate and the terms of repayment) shall be established by the Plan Administrator in its sole discretion. In no event may the maximum credit available to the Optionee or Participant exceed the sum of (i) the aggregate option exercise price or purchase price payable for the purchased shares (less the par value per share) plus (ii) any Federal, state and local income and employment tax liability incurred by the Optionee or the Participant in connection with the option exercise or share purchase.

        III.    TAX WITHHOLDING

        A.    The Corporation's obligation to deliver shares of Common Stock upon the exercise of options or the issuance or vesting of such shares under the Plan shall be subject to the satisfaction of all applicable Federal, state and local income and employment tax withholding requirements.

        B.    The Plan Administrator may, in its discretion, provide any or all holders of Non-Statutory Options or unvested shares of Common Stock under the Plan with the right to use shares of Common Stock in satisfaction of all or part of the Withholding Taxes incurred by such holders in connection with the exercise of their options or the vesting of their shares. Such right may be provided to any such holder in either or both of the following formats:

          Stock Withholding:    The election to have the Corporation withhold, from the shares of Common Stock otherwise issuable upon the exercise of such Non-Statutory Option or the vesting of such shares, a portion of those shares with an aggregate Fair Market Value equal to the percentage of the Withholding Taxes (not to exceed one hundred percent (100%)) designated by the holder.

          Stock Delivery:    The election to deliver to the Corporation, at the time the Non-Statutory Option is exercised or the shares vest, one or more shares of Common Stock previously acquired by such holder (other than in connection with the option exercise or share vesting triggering the Withholding Taxes) with an aggregate Fair Market Value equal to the percentage of the Taxes (not to exceed one hundred percent (100%)) designated by the holder.

        IV.    EFFECTIVE DATE AND TERM OF THE PLAN

        A.    The Plan shall become effective immediately upon the Plan Effective Date. Options may be granted under the Discretionary Option Grant Program at any time on or after the Plan Effective Date.

        B.    The Plan shall serve as the successor to the Predecessor Plan, and no further options or direct stock issuances shall be made under the Predecessor Plan after the Plan Effective Date. All options outstanding under the Predecessor Plan on the Plan Effective Date have been incorporated into the Plan and were treated as outstanding options under the Plan. However, each option so incorporated shall continue to be governed solely by the terms of the documents evidencing such option, and no provision of the Plan shall be deemed to affect or otherwise modify the rights or obligations of the holders of such incorporated options with respect to their acquisition of shares of Common Stock.

        C.    One or more provisions of the Plan, including (without limitation) the option/vesting acceleration provisions of Article Two relating to Changes in Control, may, in the Plan Administrator's discretion, be extended to one or more options incorporated from the Predecessor Plan which do not otherwise contain such provisions.

        D.    The Plan shall terminate upon the earliest of (i) September 16, 2009, (ii) the date on which all shares available for issuance under the Plan shall have been issued as fully-vested shares or (iii) the termination of all outstanding options in connection with a Change in Control. Upon such plan termination, all outstanding options and unvested stock issuances shall thereafter continue to have force and effect in accordance with the provisions of the documents evidencing such grants or issuances.

        V.    AMENDMENT OF THE PLAN

        A.    The Board shall have complete and exclusive power and authority to amend or modify the Plan in any or all respects. However, no such amendment or modification shall adversely affect the rights and obligations with respect to stock options or unvested stock issuances at the time outstanding under the Plan unless the Optionee or the Participant consents to such amendment or modification. In addition, certain amendments may require stockholder approval pursuant to applicable laws or regulations.

        B.    Options to purchase shares of Common Stock may be granted under the Discretionary Option Grant Program and shares of Common Stock may be issued under the Stock Issuance Program that are in each instance in excess of the number of shares then available for issuance under the Plan, provided any excess shares actually issued under those programs shall be held in escrow until there is obtained stockholder approval of an amendment sufficiently increasing the number of shares of Common Stock available for issuance under the Plan. If such stockholder approval is not obtained within twelve (12) months after the date the first such excess issuances are made, then (i) any unexercised options granted on the basis of such excess shares shall terminate and cease to be outstanding and (ii) the Corporation shall promptly refund to the Optionees and the Participants the exercise or purchase price paid for any excess shares issued under the Plan and held in escrow, together with interest (at the applicable Short Term Federal Rate) for the period the shares were held in escrow, and such shares shall thereupon be automatically cancelled and cease to be outstanding.

        C.    The Board amended and restated the Plan on January 3, 2000 in order to reflect the 2000 automatic increase in the share reserve pursuant to the Evergreen Feature.

        D.    The Board amended and restated the Plan on July 1, 2002 (the "July 2002 Amendment and Restatement") in order to (i) eliminate the Evergreen Feature of the Plan, (ii) eliminate the Salary Investment Option Grant Program, (iii) eliminate the Director Fee Option Grant Program and (iv) effect the following changes to the Automatic Award Program:

          1.     Each initial option grant to purchase 5,000 shares of Common Stock was changed to an option worth $125,000. The vesting of the shares subject to the initial option grant was changed from annual vesting over four years to monthly vesting over five years.

          2.     Each annual option grant to purchase 2,500 shares of Common Stock was changed to (a) an option worth $5,000 and (b) an additional option worth $5,000 if the person is serving as the chairperson of a committee of the Board. Prior to 2002, the annual grant was made on the date of each Annual Stockholders Meeting but, beginning in 2003, will be granted on the first business day of the year. The vesting of the shares subject to the annual option grant changed from fully vesting on the first anniversary of the date of grant to becoming vested in twelve monthly installments.

          3.     The maximum term of each option granted under the Automatic Award Program was changed from ten years to six years.

        VI.    USE OF PROCEEDS

        Any cash proceeds received by the Corporation from the sale of shares of Common Stock under the Plan shall be used for general corporate purposes.

        VII.    REGULATORY APPROVALS

        A.    The implementation of the Plan, the granting of any stock option under the Plan and the issuance of any shares of Common Stock (i) upon the exercise of any granted option or (ii) under the Stock Issuance Program shall be subject to the Corporation's procurement of all approvals and permits required by regulatory authorities having jurisdiction over the Plan, the stock options granted under it and the shares of Common Stock issued pursuant to it.

        B.    No shares of Common Stock or other assets shall be issued or delivered under the Plan unless and until there shall have been compliance with all applicable requirements of Federal and state securities laws, including the filing and effectiveness of the Form S-8 registration statement for the shares of Common Stock issuable under the Plan, and all applicable listing requirements of any stock exchange (or the Nasdaq National Market, if applicable) on which Common Stock is then listed for trading.

        VIII.    NO EMPLOYMENT/SERVICE RIGHTS

        Nothing in the Plan shall confer upon the Optionee or the Participant any right to continue in Service for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Corporation (or any Parent or Subsidiary employing or retaining such person) or of the Optionee or the Participant, which rights are hereby expressly reserved by each, to terminate such person's Service at any time for any reason, with or without cause.

APPENDIX

        The following definitions shall be in effect under the Plan:

        A.    Automatic Award Program shall mean the Automatic Award Program in effect under the Plan.

        B.    Beneficiary shall mean, in the event the Plan Administrator implements a beneficiary designation procedure, the person designated by an Optionee or Participant, pursuant to such procedure, to succeed to such person's rights under any outstanding awards held by him or her at the time of death. In the absence of such designation or procedure, the Beneficiary shall be the personal representative of the estate of the Optionee or Participant or the person or persons to whom the award is transferred by will or the laws of descent and distribution.

        C.    Board shall mean the Corporation's Board of Directors.

        D.    Change in Control shall mean a change in ownership or control of the Corporation effected through any of the following transactions:

          (i)    a merger, consolidation or reorganization approved by the Corporation's stockholders, unless securities representing more than fifty percent (50%) of the total combined voting power of the voting securities of the successor corporation are immediately thereafter beneficially owned, directly or indirectly and in substantially the same proportion, by the persons who beneficially owned the Corporation's outstanding voting securities immediately prior to such transaction,

          (ii)   any stockholder-approved transfer or other disposition of all or substantially all of the Corporation's assets, or

          (iii)  the acquisition, directly or indirectly by any person or related group of persons (other than the Corporation or a person that directly or indirectly controls, is controlled by, or is under common control with, the Corporation), of beneficial ownership (within the meaning of Rule 13d-3 of the 1934 Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation's outstanding securities pursuant to a tender or exchange offer made directly to the Corporation's stockholders which the Board recommends such stockholders accept.

        E.    Code shall mean the Internal Revenue Code of 1986, as amended.

        F.     Common Stock shall mean the Corporation's common stock.

        G.    Corporation shall mean eCollege.com, a Delaware corporation, and any corporate successor to all or substantially all of the assets or voting stock of eCollege.com which shall by appropriate action adopt the Plan.

        H.    Discretionary Option Grant Program shall mean the discretionary option grant program in effect under the Plan.

        I.     Employee shall mean an individual who is in the employ of the Corporation (or any Parent or Subsidiary), subject to the control and direction of the employer entity as to both the work to be performed and the manner and method of performance.

        J.     Evergreen Feature shall mean the feature of the Plan, which was in effect prior to the July 2002 Amendment and Restatement, that automatically increased the number of shares of Common Stock available for issuance under the Plan on the first trading day of each of calendar year 2000, 2001, and 2002, by an amount equal to three percent (3%) of the shares of Common Stock outstanding on the last trading day of the immediately preceding calendar year.

        K.    Exercise Date shall mean the date on which the Corporation shall have received written notice of the option exercise.

        L.    Fair Market Value per share of Common Stock on any relevant date shall be determined in accordance with the following provisions:

          (i)    If the Common Stock is at the time traded on the Nasdaq National Market, then the Fair Market Value shall be the closing selling price per share of Common Stock on the date in question, as such price is reported on the Nasdaq National Market or any successor system. If there is no closing selling price for the Common Stock on the date in question, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists.

          (ii)   If the Common Stock is at the time listed on any Stock Exchange, then the Fair Market Value shall be the closing selling price per share of Common Stock on the date in question on the Stock Exchange determined by the Plan Administrator to be the primary market for the Common Stock, as such price is officially quoted in the composite tape of transactions on such exchange. If there is no closing selling price for the Common Stock on the date in question, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists.

        M.   Hostile Take-Over shall mean:

          (i)    the acquisition, directly or indirectly, by any person or related group of persons (other than the Corporation or a person that directly or indirectly controls, is controlled by, or is under common control with, the Corporation) of beneficial ownership (within the meaning of Rule 13d-3 of the 1934 Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation's outstanding securities pursuant to a tender or exchange offer made directly to the Corporation's stockholders which the Board does not recommend such stockholders to accept, or

          (ii)   a change in the composition of the Board over a period of thirty-six (36) consecutive months or less such that a majority of the Board members ceases, by reason of one or more contested elections for Board membership, to be comprised of individuals who either (A) have been Board members continuously since the beginning of such period or (B) have been elected or nominated for election as Board members during such period by at least a majority of the Board members described in clause (A) who were still in office at the time the Board approved such election or nomination.

        N.    Incentive Option shall mean an option which satisfies the requirements of Code Section 422.

        O.    Involuntary Termination shall mean the termination of the Service of any individual which occurs by reason of:

          (i)    such individual's involuntary dismissal or discharge by the Corporation for reasons other than Misconduct, or

          (ii)   such individual's voluntary resignation following (A) a change in his or her position with the Corporation or Parent or Subsidiary employing the individual which materially reduces his or her duties and responsibilities or the level of management to which he or she reports, (B) a reduction in his or her level of compensation (including base salary, fringe benefits and target bonus under any performance based bonus or incentive programs) by more than fifteen percent (15%) or (C) a relocation of such individual's place of employment by more than fifty (50) miles, provided and only if such change, reduction or relocation is effected by the Corporation without the individual's consent.

        P.     Misconduct shall mean the commission of any act of fraud, embezzlement or dishonesty by the Optionee or Participant, any unauthorized use or disclosure by such person of confidential information or trade secrets of the Corporation (or any Parent or Subsidiary), or any intentional wrongdoing by such person, whether by omission or commission, which adversely affects the business or affairs of the Corporation (or any Parent or Subsidiary) in a material manner. This shall not limit the grounds for the dismissal or discharge of any person in the Service of the Corporation (or any Parent or Subsidiary).

        Q.    1934 Act shall mean the Securities Exchange Act of 1934, as amended.

        R.    Non-Statutory Option shall mean an option not intended to satisfy the requirements of Code Section 422.

        S.     Option Surrender Value shall mean the Fair Market Value per share of Common Stock on the date the option is surrendered to the Corporation or, in the event of a Hostile Take-Over, effected through a tender offer, the highest reported price per share of Common Stock paid by the tender offeror in effecting such Hostile Take-Over, if greater. However, if the surrendered option is an Incentive Option, the Option Surrender Value shall not exceed the Fair Market Value per share.

        T.     Optionee shall mean any person to whom an option is granted under the Discretionary Option Grant and Automatic Award Program.

        U.    Parent shall mean any corporation (other than the Corporation) in an unbroken chain of corporations ending with the Corporation, provided each corporation in the unbroken chain (other than the Corporation) owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

        V.     Participant shall mean any person who is issued shares of Common Stock under the Stock Issuance Program.

        W.    Permanent Disability or Permanently Disabled shall mean the inability of the Optionee or the Participant to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment expected to result in death or to be of continuous duration of twelve (12) months or more. However, solely for purposes of the Automatic Award Program, Permanent Disability or Permanently Disabled shall mean the inability of the non-employee Board member to perform his or her usual duties as a Board member by reason of any medically determinable physical or mental impairment expected to result in death or to be of continuous duration of twelve (12) months or more.

        X.    Plan shall mean the Corporation's 1999 Stock Incentive Plan, as amended and restated.

        Y.    Plan Administrator shall mean the particular entity, whether the Primary Committee, the Board or the Secondary Committee, which is authorized to administer the Discretionary Option Grant and Stock Issuance Programs with respect to one or more classes of eligible persons, to the extent such entity is carrying out its administrative functions under those programs with respect to the persons under its jurisdiction. However, the Primary Committee shall have the plenary authority to make all factual determinations and to construe and interpret any and all ambiguities under the Plan to the extent such authority is not otherwise expressly delegated to any other Plan Administrator.

        Z.    Plan Effective Date shall mean September 17, 1999, the date on which the Plan was adopted by the Board.

        AA. Predecessor Plan shall mean the Corporation's pre-existing 1997 Stock Option Plan in effect immediately prior to the Plan Effective Date hereunder.

        BB.  Primary Committee shall mean the committee of two (2) or more non-employee Board members appointed by the Board to administer the Discretionary Option Grant and Stock Issuance Programs with respect to Section 16 Insiders.

        CC. Secondary Committee shall mean a committee of one (1) or more Board members appointed by the Board to administer the Discretionary Option Grant and Stock Issuance Programs with respect to eligible persons other than Section 16 Insiders.

        DD. Section 12 Registration Date shall mean the date on which the Common Stock is first registered under Section 12(g) of the 1934 Act.

        EE. Section 16 Insider shall mean an officer or director of the Corporation subject to the short-swing profit liabilities of Section 16 of the 1934 Act.

        FF.   Service shall mean the performance of services for the Corporation (or any Parent or Subsidiary) by a person in the capacity of an Employee, a non-employee member of the board of directors or a consultant or independent advisor, except to the extent otherwise specifically provided in the documents evidencing the option grant or stock issuance.

        GG. Stock Exchange shall mean either the American Stock Exchange or the New York Stock Exchange.

        HH. Stock Issuance Program shall mean the stock issuance program in effect under the Plan.

        II.    Subsidiary shall mean any corporation (other than the Corporation) in an unbroken chain of corporations beginning with the Corporation, provided each corporation (other than the last corporation) in the unbroken chain owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

        JJ.   10% Stockholder shall mean the owner of stock (as determined under Code Section 424(d)) possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Corporation (or any Parent or Subsidiary).

        KK. Withholding Taxes shall mean the Federal, state and local income and employment withholding tax liabilities to which the holder of Non-Statutory Options or unvested shares of Common Stock may become subject in connection with the exercise of those options or the vesting of those shares.

First Amendment
of the
eCollege.com 1999 Stock Incentive Plan
(Amended and Restated Through July 1, 2002)

        WHEREAS, eCollege.com, a Delaware corporation, (the "Company") maintains the eCollege.com 1999 Stock Incentive Plan (Amended and Restated Through July 1, 2002) (the "Plan"); and

        WHEREAS, under Article Five of the Plan, the Board of Directors of the Company (the "Board") is authorized to amend the Plan, and the Board now considers it desirable to amend the Plan;

        NOW, THEREFORE, pursuant to the power reserved to the Board by Article Five of the Plan, and by virtue of the authority delegated to the undersigned officer by resolution of the Board, the Plan is hereby amended in the following particulars:

        1.     By replacing the phrase "4,599,985 shares" at the end of the second sentence of Section V.A of Article One of the Plan with the phrase "6,799,985 shares", effective March 22, 2005.

        2.     By adding the following sentence at the end of Section V.A of Article One of the Plan, effective March 22, 2005.

          "The authorized share reserve was increased by 2,200,000 shares which were authorized by the Board and approved by stockholders on March 22, 2005."

        3.     By adding the following as Section IV of Article Four of the Plan, effective January 1, 2005:

          "IV. NO FURTHER GRANTS

          Notwithstanding the foregoing, no further Initial Options will be granted under the Automatic Award Program on or after January 1, 2005. In addition, no further Committee Options, Chairperson Options or any other options will be granted under the Automatic Award Program on or after the first business day in January 2005."

        IN WITNESS WHEREOF, the Company has caused this amendment to be executed by its duly authorized officer this            day of                         , 2005.

ECOLLEGE.COM
By:
Its:

eCollege.com

PROXY

Special Meeting of Stockholders, March 22, 2005

This Proxy is Solicited on Behalf of the Board of Directors of eCollege.com

        The undersigned hereby revokes all previous proxies, acknowledges receipt of the Notice of the Special Meeting of Stockholders to be held March 22, 2005, and the Proxy Statement and appoints Oakleigh Thorne and Douglas Kelsall, and each of them, the Proxy of the undersigned, with full power of substitution, to vote all shares of Common Stock of eCollege.com (the "Company") that the undersigned is entitled to vote, either on his or her own behalf or on behalf of any entity or entities, at the Special Meeting of Stockholders of the Company to be held at One North LaSalle Street, Suite 1675, Chicago, Illinois 60602, on Tuesday, March 22, 2005, at 10:00 a.m., Central Standard Time (the "Special Meeting"), and at any adjournment or postponement thereof, with the same force and effect as the undersigned might or could do if personally present thereat.

        The Board of Directors recommends a vote IN FAVOR OF each of the listed proposals. This Proxy, when properly executed, will be voted as specified below. If no specification is made, this Proxy will be voted IN FAVOR OF the other proposals and as said proxies deem advisable on such other matters as may properly come before the Special Meeting.

1.	To approve an amendment to the Company's 1999 Employee Stock Purchase Plan increasing the total number of shares authorized for issuance under the plan by 500,000 shares	☐ FOR	☐ AGAINST	☐ ABSTAIN
2.	To approve an amendment to the Company's 1999 Stock Incentive Plan increasing the total number of shares authorized for issuance under the plan by 2,200,000 shares	☐ FOR	☐ AGAINST	☐ ABSTAIN
3.	In accordance with the discretion of the proxy holders, to act upon all matters incident to the conduct of the meeting and upon other matters as may properly come before the meeting.	☐ FOR	☐ AGAINST	☐ ABSTAIN

Please print the name(s) appearing on each share certificate(s) over which you have voting authority:
(Print name(s) on certificate(s))

Please sign your name:		Date:
(Authorized Signature(s))

QuickLinks

PROPOSAL NO. 1
PROPOSAL NO. 2
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
EXECUTIVE COMPENSATION AND RELATED INFORMATION
SUMMARY COMPENSATION TABLE
Aggregated Option/SAR Exercises in Last Fiscal Year and Fiscal Year-End Option/SAR Values
STOCKHOLDER PROPOSALS FOR 2005 ANNUAL MEETING
OTHER MATTERS
APPENDIX A
APPENDIX
First Amendment Of The eCollege.com 1999 Employee Stock Purchase Plan
Second Amendment Of The eCollege.com 1999 Employee Stock Purchase Plan
APPENDIX B
ARTICLE ONE GENERAL PROVISIONS
ARTICLE TWO DISCRETIONARY OPTION GRANT PROGRAM
ARTICLE THREE STOCK ISSUANCE PROGRAM
ARTICLE FOUR AUTOMATIC AWARD PROGRAM
ARTICLE FIVE MISCELLANEOUS
APPENDIX
First Amendment of the eCollege.com 1999 Stock Incentive Plan (Amended and Restated Through July 1, 2002)